EXHIBIT 99.2
------------




                                    AMLI

                                 RESIDENTIAL

        ------------------------------------------------------------

                             FOURTH QUARTER 2004
                  SUPPLEMENTAL OPERATING AND FINANCIAL DATA

        ------------------------------------------------------------




              [ graphics indicating property / caption reading
                  "AMLI at Kirkland Crossing -- Aurora, IL
                       Acquired Fourth Quarter 2004 ]



                      AMLI RESIDENTIAL PROPERTIES TRUST

                           125 South Wacker Drive

                           Chicago, Illinois 60606

                            Phone: (312) 443-1477

                            Fax:  (312) 443-0909

                                www.amli.com
                                ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2003.

                                    AMLI
                                 RESIDENTIAL


                                                       TABLE OF CONTENTS

                                                                    Page
                                                                    ----
SUMMARY INFORMATION

  Description of AMLI and Investor Information . . . . . . . . . .     1
  Earnings Release . . . . . . . . . . . . . . . . . . . . . . . .     2
  Selected Financial and Operating Information . . . . . . . . . .     6
  Funds From Operations. . . . . . . . . . . . . . . . . . . . . .    14
  Statements of Operations . . . . . . . . . . . . . . . . . . . .    16
  Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . .    19


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary. . . . . . . . . . . . . . . .    22
  Debt Maturities. . . . . . . . . . . . . . . . . . . . . . . . .    25


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities . . . . . . . . .    27
  Quarterly Comparison of Components of NOI. . . . . . . . . . . .    39


OTHER DATA

  Co-Investment Compensation . . . . . . . . . . . . . . . . . . .    45
  Service Companies Financial Information. . . . . . . . . . . . .    46


PORTFOLIO

  Stabilized Communities . . . . . . . . . . . . . . . . . . . . .    50
  Development Summary. . . . . . . . . . . . . . . . . . . . . . .    56
  Land Held for Development or Sale. . . . . . . . . . . . . . . .    60
  Acquisition and Disposition Summary. . . . . . . . . . . . . . .    61


NON-GAAP FINANCIAL MEASURES

  Definition of Non-GAAP Financial Measures. . . . . . . . . . . .    63
  Reconciliation Between Net Income and FFO and AFFO . . . . . . .    65
  Reconciliation Between Net Income and Consolidated NOI . . . . .    67




















Fourth Quarter 2004
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL



                             COMPANY DESCRIPTION
                            INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, the public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

      Robert Chapman
      Executive Vice President
        & CFO                       312.984.6845      rchapman@amli.com

      Sue Bersh
      Vice President -
        Corporate Communications    312.984.2607      sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                     AML
                                   LISTED
                                    NYSE









Fourth Quarter 2004                                             Page 1
Supplemental Information             AMLI Residential Properties Trust

                                          125 South Wacker Drive
AMLI RESIDENTIAL                          Suite 3100
                                          Chicago, Illinois 60606

                                          Phone:      312.443.1477
                                          Fax:        312.443.0909
                                          www.amli.com

PRESS RELEASE

FOR IMMEDIATE RELEASE
---------------------

February 1, 2005                    For More Information, Contact:

                                    Robert J. Chapman,
                                    Chief Financial Officer
                                    (312) 984-6845



                AMLI RESIDENTIAL ANNOUNCES FOURTH QUARTER AND
              FULL-YEAR OPERATING RESULTS AND DECLARES DIVIDEND


(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the fourth quarter and full year ended December 31, 2004.

EARNINGS
--------

Net income for the quarter and year ended December 31, 2004 was $1,168,000 and $62,425,000 respectively, as compared to $13,533,000 and $26,104,000, respectively, in the year earlier periods. Diluted Earnings Per Share ("EPS") for the quarter ended December 31, 2004 was ($0.03), compared to $0.54 for the same period a year earlier. For the year ended December 31, 2004, EPS was $2.05, compared to $0.98 for the comparable period of 2003. The changes in net income and EPS between periods are primarily the result of (i) the differences in the amount of reportable gains on sales due to the volume and timing of disposition activity (ii) additional depreciation expense in 2004, particularly in the fourth quarter, due to the amortization associated with the accounting for in-place leases related to the purchase of apartment communities; and (iii) allocations of earnings to the Company's preferred shareholders in accordance with a new accounting pronouncement adopted in the second quarter of 2004.

Funds From Operations ("FFO") for the fourth quarter of 2004 were $14,295,000, or $0.46 per common share, compared to $15,025,000, or $0.55 per common share, for the fourth quarter of 2003, a per share decrease of 16.4%. Actual results for the quarter were consistent with AMLI's most recent guidance and equal to First Call's most recent estimate. The year over year change in FFO per share is attributable to a number of factors including significantly higher general and administrative costs primarily relating to audit compliance with Section 404 of The Sarbanes-Oxley Act of 2002 and higher interest costs as the Company converted a portion of its short-term floating rate debt to longer-term fixed rates in 2004.

FFO for the year ended December 31, 2004 was $60,646,000, or $2.01 per share, compared to $54,215,000, or $2.12 per share, for the year ended December 31, 2003, a per share decrease of 5.2%. Much of the FFO per share decrease for the full year 2004 compared to the full year 2003 is attributable to the same factors that influenced the comparison between the fourth quarters of 2004 and 2003. In addition, FFO per share reflected additional dilution caused by investing more slowly than originally anticipated the proceeds of the Company's first quarter public common share offering.


Fourth Quarter 2004                                             Page 2
Supplemental Information             AMLI Residential Properties Trust

"2004 was a positive year of transition for AMLI as we successfully executed our strategic plan," commented Gregory T. Mutz, AMLI Chairman and CEO. "We improved the overall quality of our portfolio by moving aggressively on our "B to A" investment strategy, diversifying the source of community NOI within our existing markets and adding a new market, Southeast Florida, our ninth. On the balance sheet front, we locked in long term financing at low interest rates and we reduced leverage." Mr. Mutz continued, "With respect to community operations, we maintained a high level of occupancy and very stable rental rates throughout the year. AMLI has an excellent foundation on which to build as economic conditions continue to improve."

FOURTH QUARTER ACTIVITIES
-------------------------

In October, AMLI completed the purchase of AMLI at Kirkland Crossing (formerly the Preserve at Kirkland Crossing), a 266-unit apartment community in Aurora, Illinois. In November, AMLI acquired the 75% interests that it did not already own in AMLI at Wynnewood Farms (Overland Park, Kansas) and AMLI at Lake Clearwater (Indianapolis, Indiana) from the New York State Common Retirement Fund, a large public pension plan advised by Heitman Capital Management, LLC.

In December, AMLI closed on a $110 million unsecured loan with a bank group that includes Wells Fargo Bank, N.A., as Administrative Agent, PNC Bank National Association, Commerzbank AG, and Comerica Bank. AMLI also entered into interest rate swap agreements for the period July 1, 2005 through December 20, 2009 effectively fixing the interest rate on $100 million of the variable-rate term loan at a rate of 3.99% plus the loan spread, or 4.99%.

SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%), for the quarter ended December 31, 2004 versus the prior year's comparable quarter, total community revenue increased 0.5% (reflecting an increase in weighted average occupancy of 0.5% to 93.6% and weighted average collected revenue per occupied unit decreased slightly by 0.1%), operating expenses increased 0.5%, and net operating income ("NOI") increased 0.5%.

Comparing the fourth quarter of 2004 to the preceding quarter, total community revenue decreased by 1.7% (reflecting a decrease in weighted average occupancy of 0.4% and a decrease in weighted average collected revenue per occupied unit of 1.3%), operating expenses decreased 6.9%, and NOI increased 2.2%. The sequential decrease in revenue was the first after four consecutive quarterly increases, in part reflecting traditional seasonal adjustments that typical occur late each year.

For the full year 2004, total community revenue, operating expenses and net operating income decreased 0.2%, increased 1.0% and decreased 1.0%, respectively, compared to the full year 2003, consistent with AMLI's full year 2004 guidance in December 2003.

SUBSEQUENT EVENTS
-----------------

In January, AMLI purchased AMLI at Lantana Hills (formerly the Hills of Lantana) in Austin, Texas and sold AMLI at Chase Oaks in Dallas, Texas.

OUTLOOK
-------

AMLI's current expectation for full year 2005 FFO per share is in the range of $1.94 to $2.10 per share (generally plus or minus $0.02 per share per quarter based on current mid-range estimates of $0.43, $0.51, $0.53 and $0.55 per share per quarter and a mid-point of $2.02 per share).

Fourth Quarter 2004                                             Page 3
Supplemental Information             AMLI Residential Properties Trust

The following chart reconciles AMLI's 2005 FFO per share guidance to EPS:

                                                               Full
                           Q1       Q2       Q3       Q4       Year
                         ------   ------   ------   ------   ------
EPS per Common Share      $0.73    $0.02    $0.17    $1.80    $2.71
Gains on Sales           ($0.83)  ($0.02)  ($0.10)  ($1.68)  ($2.62)
Depreciation              $0.45    $0.45    $0.40    $0.35    $1.64
Adjustment for
  Preferred Shares        $0.08    $0.06    $0.06    $0.08    $0.29
FFO per Share             $0.43    $0.51    $0.53    $0.55    $2.02

DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on February 22, 2005 to all common shareholders of record as of February 11, 2005 and is based on an annual dividend rate of $1.92 per common share.

CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, February 2, 2005 at 3:30 p.m. Eastern Time. The toll-free number for the call is (800) 946-0706 -
Passcode: AMLI, and should be accessed approximately 5 minutes prior to conference time. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website (http://www.amli.com/comp/) and at http://www.streetevents.com. Additionally, an on-line replay of the webcast will be available for 60 days following the call.

SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The Fourth Quarter Supplemental Information is available in the 'Company Info' section on our website (http://www.amli.com/comp/) under 'Shareholder Reports.'

DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs. AMLI uses this information internally to measure its performance and/or liquidity and to compare its performance to other REITs in its peer group, and believes that this information may be of interest and use to the investment community for the same reason.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 18 and 19.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administrative expense.

Fourth Quarter 2004                                             Page 4
Supplemental Information             AMLI Residential Properties Trust

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes. FFO computed in this manner is equal to FFO as defined in NAREIT's white paper, which definition is "net income (computed in accordance with GAAP), excluding gains from sales of communities, plus depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and affiliates."

Additional definitions can be found in the Quarterly Supplemental
Information.

ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 74 apartment communities containing 27,608 apartment homes, with an additional 1,854 apartment homes under development or in lease-up in five locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at http://www.amli.com.

FORWARD-LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward-looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on form 10-K for the year ended December 31, 2003.
                                #   #   #   #

Fourth Quarter 2004                                             Page 5
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                                                                                               Jun 30
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30     (i)    Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

EARNINGS AND CASH FLOWS
-----------------------

EBITDA (a) . . . . . .$109,978   27,360   25,472   30,092   27,054   98,513   26,347   26,139   22,413   23,614
FFO. . . . . . . . . .  60,646   14,295   13,576   17,097   15,678   54,215   15,025   14,684   11,789   12,717
AFFO . . . . . . . . .  54,343   12,234   11,853   15,670   14,586   49,173   13,953   13,253   10,559   11,408
Net income . . . . . .  62,425    1,168   12,234   42,304    6,719   26,104   13,533    5,935    2,928    3,708
Dividends (b). . . . .  57,747   14,909   14,880   14,846   13,112   48,288   13,010   11,787   11,758   11,733


PER SHARE DATA -
DILUTED
----------------

FFO. . . . . . . . . .$   2.01  $  0.46 $   0.44 $   0.55 $   0.56 $   2.12 $   0.55 $   0.57 $   0.48 $   0.52
AFFO . . . . . . . . .    1.80  $  0.39     0.38     0.51     0.52     1.92     0.51     0.51     0.43     0.47
Net income allocable
  to common shares . .    2.05  $ (0.03)    0.40     1.44     0.21     0.98     0.54     0.21     0.06     0.10
Common dividends . . .    1.92  $  0.48     0.48     0.48     0.48     1.92     0.48     0.48     0.48     0.48
FFO payout ratio
  (based on per share
  amounts) . . . . . .     96%     105%     110%      87%      85%      91%      87%      84%     100%      92%
AFFO payout ratio
  (based on per share
  amounts) . . . . . .    107%     123%     126%      95%      92%     100%      94%      94%     111%     102%










Fourth Quarter 2004                                                                                     Page 6
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)



                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                                                                                               Jun 30
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30     (i)    Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NUMBER OF
APARTMENT HOMES
---------------

STABILIZED COMMUNITIES
----------------------

Wholly-owned . . . . .  15,990   15,990   15,276   15,068   15,240   14,980   14,980   14,100   12,260   12,260
Partnerships . . . . .  11,604   11,604   12,052   12,052   12,052   12,427   12,427   14,189   16,271   15,573
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        27,594   27,594   27,328   27,120   27,292   27,407   27,407   28,289   28,531   27,833
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

COMMUNITIES UNDER
 DEVELOPMENT
 AND/OR LEASE-UP
-----------------

Wholly-owned . . . . .     820      820      820      820      782      322      322      322      322      322
Partnerships . . . . .   1,034    1,034    1,034    1,034    1,034    1,495    1,495    1,495    1,495    1,919
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         1,854    1,854    1,854    1,854    1,816    1,817    1,817    1,817    1,817    2,241
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Total. . . . . . . . .  29,448   29,448   29,182   28,974   29,108   29,224   29,224   30,106   30,348   30,074
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========








See notes on following pages

Fourth Quarter 2004                                                                                     Page 7
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                                                            2004
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------
CAPITALIZATION
--------------

TOTAL ASSETS BEFORE DEPRECIATION
Consolidated (c) . . . . . . . . . . . . . .  $ 1,473,951    1,473,951    1,393,026    1,285,143    1,284,825

DEBT
Consolidated . . . . . . . . . . . . . . . .      653,901      653,901      576,477      476,449      496,583

SHARE INFORMATION
Common shares outstanding. . . . . . . . . .   25,525,564   25,525,564   25,405,377   25,341,652   25,289,725
Preferred shares outstanding (d) . . . . . .    3,925,000    3,925,000    3,925,000    3,925,000    3,925,000
Operating partnership units
 outstanding (e) . . . . . . . . . . . . . .    1,639,481    1,639,481    1,684,336    1,707,118    1,715,394
                                              -----------  -----------  -----------  -----------  -----------
    Total shares and units outstanding . . .   31,090,045   31,090,045   31,014,713   30,973,770   30,930,119
                                              -----------  -----------  -----------  -----------  -----------

Average Common Shares. . . . . . . . . . . .   24,563,094   25,462,780   25,386,897   25,306,317   22,077,441
Average Common and Preferred Shares
 and OP Units. . . . . . . . . . . . . . . .   30,199,707   31,057,256   30,998,529   30,941,004   27,783,836
                                              -----------  -----------  -----------  -----------  -----------

Share price, end of period . . . . . . . . .  $     32.00  $     32.00  $     31.55  $     29.34  $     28.25

Equity Market Capitalization . . . . . . . .      994,881      994,881      978,514      908,770      873,776

TOTAL MARKET CAPITALIZATION
Consolidated . . . . . . . . . . . . . . . .    1,648,783    1,648,783    1,554,991    1,385,219    1,370,359









Fourth Quarter 2004                                                                                     Page 8
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2003
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------
CAPITALIZATION
--------------

TOTAL ASSETS BEFORE DEPRECIATION
Consolidated (c) . . . . . . . . . . . . . .    1,304,155    1,304,155    1,207,530    1,084,879    1,076,479

DEBT
Consolidated . . . . . . . . . . . . . . . .      610,513      610,513      522,672      462,781      457,950

SHARE INFORMATION
Common shares outstanding. . . . . . . . . .   21,394,568   21,394,568   19,503,207   16,928,640   16,787,100
Preferred shares outstanding (d) . . . . . .    4,025,000    4,025,000    4,025,000    4,025,000    4,025,000
Operating partnership units
 outstanding (e) . . . . . . . . . . . . . .    1,743,396    1,743,396    3,473,482    3,545,993    3,547,685
                                              -----------  -----------  -----------  -----------  -----------
    Total shares and units outstanding . . .   27,162,964   27,162,964   27,001,689   24,499,633   24,359,785
                                              -----------  -----------  -----------  -----------  -----------

Average Common Shares. . . . . . . . . . . .   18,153,083   20,715,155   18,261,577   16,861,537   16,729,067
Average Common and Preferred Shares
 and OP Units. . . . . . . . . . . . . . . .   25,424,793   27,068,961   25,813,844   24,433,348   24,348,851
                                              -----------  -----------  -----------  -----------  -----------

Share price, end of period . . . . . . . . .  $     26.80  $     26.80  $     26.20  $     23.55  $     21.05

Equity Market Capitalization . . . . . . . .      727,967      727,967      707,444      576,966      512,773

TOTAL MARKET CAPITALIZATION
Consolidated . . . . . . . . . . . . . . . .    1,338,480    1,338,480    1,230,116    1,039,747      970,723



Fourth Quarter 2004                                                                                     Page 9
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2004
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------

DEBT SERVICE (f)
----------------

INTEREST EXPENSE AND
 AMORTIZATION OF DEFERRED
 FINANCING COSTS
Consolidated . . . . . . . . . . . . . . . .  $    33,222        8,713        7,701        9,551        7,257

CAPITALIZED INTEREST
 Consolidated. . . . . . . . . . . . . . . .        1,260          239          260          296          465

SCHEDULED PRINCIPAL PAYMENTS
 (NORMAL AMORTIZATION)
Consolidated . . . . . . . . . . . . . . . .        5,626        1,676        1,472        1,271        1,207


























Fourth Quarter 2004                                                                                    Page 10
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2003
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------

DEBT SERVICE (f)
----------------

INTEREST EXPENSE AND
 AMORTIZATION OF DEFERRED
 FINANCING COSTS
Consolidated . . . . . . . . . . . . . . . .       26,224        6,941        6,537        6,254        6,492

CAPITALIZED INTEREST
 Consolidated. . . . . . . . . . . . . . . .        2,054          521          498          643          392

SCHEDULED PRINCIPAL PAYMENTS
 (NORMAL AMORTIZATION)
Consolidated . . . . . . . . . . . . . . . .        3,967        1,004        1,043          968          952





















See notes on following pages

Fourth Quarter 2004                                                                                    Page 11
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30   Jun 30 (h)   Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONAL RATIOS
------------------

EBITDA, AS PERCENT
 OF TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .      6.6%       6.6%       8.5%       7.9%       7.9%       8.5%       8.6%       9.7%

INTEREST COVERAGE
Consolidated . . . . . .       3.3        3.4        4.1        3.9        4.0        4.2        3.8        3.8


FIXED CHARGE COVERAGE (g)
Consolidated . . . . . .       2.3        2.3        2.9        2.7        2.7        2.8        2.5        2.6


FINANCIAL RATIOS
----------------

DEBT TO TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .     39.7%      37.1%      34.4%      36.2%      45.6%      42.5%      44.5%      47.2%

DEBT TO TOTAL ASSETS,
 AT COST (before
 depreciation)
Consolidated . . . . . .     44.4%      41.4%      37.1%      38.6%      46.8%      43.3%      42.7%      42.5%











Fourth Quarter 2004                                                                                    Page 12
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

Notes:


  (a) See page 14.

  (b) Represents dividends paid on all common and preferred shares and OP units.

  (c) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and which reflect the Company's interests in unconsolidated partnerships on the equity method.

  (d) All preferred shares are convertible to common shares at the option of the holder.  All preferred shares are redeemable by AMLI starting in 2007.

  (e) Represents Minority Interest on the Company's Consolidated Balance Sheets.

  (f) Includes amortization of deferred and other financing costs, prepayment penalty and interest and amortization attributable to discontinued operations.

  (g) Includes interest expense, principal amortization and preferred dividends.  Information for 2003 has been re-stated to include principal amortization previously excluded.

  (h) Non-cash impairment loss of $1,191 recorded as a charge against net income in the three months ended
      June 30, 2003 had previously not been recorded as a charge against EBITDA, FFO and AFFO.  EBITDA, FFO and
      AFFO for the three months ended June 30, 2003, together with related per share amounts, have been restated because of the change in the FFO definition.

















Fourth Quarter 2004                                                                                    Page 13
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                         FUNDS FROM OPERATIONS
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)
                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Company's share of
 communities'
 EBITDA (a). . . . . .$108,727   28,990   25,729   25,842   28,166   99,754   27,005   24,624   23,986   24,139

Share of Service
  Companies' EBITDA/
  FFO (b). . . . . . .    (202)     217      (96)    (210)    (113)   2,614      103    1,720      228      563
Other income . . . . .   1,680      263      224      429      764    1,039       87      568      188      196
Co-investment fee
 income (c). . . . . .   1,824      331      636      424      433    2,357      557      832      512      456
General and
 administrative. . . .  (7,301)  (2,441)    (871)  (1,793)  (2,196)  (5,910)  (1,255)  (1,605)  (1,310)  (1,740)
Discontinued opera-
 tions - gain on sale
 of bond financing . .   5,400    --       --       5,400    --       --       --       --       --       --
Non-cash impairment
 loss. . . . . . . . .    (150)   --        (150)   --       --      (1,341)    (150)   --      (1,191)   --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
EARNINGS BEFORE
 INTEREST, TAXES,
 DEPRECIATION
 AND AMORTIZATION
 (EBITDA). . . . . . . 109,978   27,360   25,472   30,092   27,054   98,513   26,347   26,139   22,413   23,614
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INTEREST EXPENSE (d)
Wholly-owned
 communities and
 portfolio debt. . . . (31,425)  (8,713)  (7,701)  (7,754)  (7,257) (26,222)  (6,941)  (6,537)  (6,253)  (6,491)
Prepayment penalty
 and write-off of
 unamortized deferred
 financing costs . . .  (1,121)   --       --      (1,121)   --       --       --       --       --       --
Share of partnership
 communities . . . . . (15,338)  (3,906)  (3,859)  (3,797)  (3,776) (15,588)  (3,966)  (3,927)  (3,894)  (3,801)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                       (47,884) (12,619) (11,560) (12,672) (11,033) (41,810) (10,907) (10,464) (10,147) (10,292)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Fourth Quarter 2004                                                                                    Page 14
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                             FUNDS FROM OPERATIONS - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SERVICE COMPANIES
 TAXES AND DEPRECIA-
 TION AND AMORTIZA-
 TION (b)
  Taxes. . . . . . . .   1,782      246      520      522      494      636      391     (213)     303      155
  Depreciation and
   amortization. . . .  (3,230)    (692)    (856)    (845)    (837)  (3,124)    (806)    (778)    (780)    (760)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (1,448)    (446)    (336)    (323)    (343)  (2,488)    (415)    (991)    (477)    (605)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FUNDS FROM
 OPERATIONS (FF0). . .  60,646   14,295   13,576   17,097   15,678   54,215   15,025   14,684   11,789   12,717
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
CAPITAL EXPENDITURES
 PAID FROM FFO (e)
Wholly-owned
 communities . . . . .  (5,346)  (1,821)  (1,453)  (1,168)    (904)  (3,860)    (842)  (1,100)    (834)  (1,084)
Share of partnership
 communities . . . . .    (957)    (240)    (270)    (259)    (188)  (1,182)    (230)    (331)    (396)    (225)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (6,303)  (2,061)  (1,723)  (1,427)  (1,092)  (5,042)  (1,072)  (1,431)  (1,230)  (1,309)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
ADJUSTED FUNDS FROM
 OPERATIONS (AFFO) . .$ 54,343   12,234   11,853   15,670   14,586   49,173   13,953   13,253   10,559   11,408
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:
  (a) See page 39.

  (b) See footnote on page 46.

  (c) See page 45.

  (d) Includes amortization of deferred and other financing costs.

  (e) For details, refer to the Company's Management Discussion and Analysis in the relevant Form 10-K or
      Form 10-Q filed with SEC.


Fourth Quarter 2004                                                                                    Page 15
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                     CONSOLIDATED (a) STATEMENTS OF OPERATIONS
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)
                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
RENTAL OPERATIONS
Revenue:
 Rental. . . . . . . .$117,523   33,203   30,265   28,425   25,630   81,951   24,008   21,046   18,494   18,403
 Other . . . . . . . .   9,377    2,442    2,544    2,381    2,010    6,309    1,785    1,751    1,521    1,252
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                       126,900   35,645   32,809   30,806   27,640   88,260   25,793   22,797   20,015   19,655
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Expenses:
 Rental. . . . . . . .  56,060   15,304   15,557   13,887   11,312   38,281   10,985   10,223    8,771    8,302
 Depreciation. . . . .  36,617   10,312    9,574    8,803    7,928   19,989    6,632    5,073    4,157    4,127
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        92,677   25,616   25,131   22,690   19,240   58,270   17,617   15,296   12,928   12,429
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        34,223   10,029    7,678    8,116    8,400   29,990    8,176    7,501    7,087    7,226
 Income from
  partnerships (b) . .   3,435      886      616      430    1,503    5,831    1,596    1,309    1,469    1,457
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Income from rental
 operations. . . . . .  37,658   10,915    8,294    8,546    9,903   35,821    9,772    8,810    8,556    8,683
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
OTHER INCOME AND
 EXPENSES
 Fee income from
  unconsolidated
  partnerships . . . .   1,824      331      636      424      433    2,357      557      832      512      456
 Other income. . . . .   1,378      263      207      429      479    1,037       86      567      189      195
 Interest and amorti-
  zation of deferred
  financing costs. . . (30,353)  (8,713)  (7,701)  (7,035)  (6,904) (23,340)  (6,183)  (5,808)  (5,551)  (5,798)
 Prepayment penalty
  and write-off of
  unamortized deferred
  financing costs. . .  (1,121)   --       --      (1,121)   --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                       (28,272)  (8,119)  (6,858)  (7,303)  (5,992) (19,946)  (5,540)  (4,409)  (4,850)  (5,147)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------




Fourth Quarter 2004                                                                                    Page 16
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue . . . .  46,084    9,052   11,586   11,866   13,580   70,962   15,997   19,017   13,882   22,066
 Total expenses. . . . (47,945)  (9,405) (12,123) (12,393) (14,024) (70,836) (16,309) (18,288) (14,131) (22,108)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (1,861)    (353)    (537)    (527)    (444)     126     (312)     729     (249)     (42)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
General and
 administrative. . . .  (7,301)  (2,441)    (871)  (1,793)  (2,196)  (5,910)  (1,255)  (1,605)  (1,310)  (1,740)
Provision for loss
 on land held for
 development or sale .    (150)   --        (150)   --       --        (150)    (150)   --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME (LOSS) FROM
 CONTINUING OPERA-
 TIONS BEFORE SHARE
 OF GAINS ON SALES
 OF PROPERTIES . . . .      74        2     (122)  (1,077)   1,271    9,941    2,515    3,525    2,147    1,754

Share of gain on
 sale of a partner-
 ship's properties . .   2,648    --       --       --       2,648    6,284    4,325    1,959    --       --
Impairment of an
 investment in a
 partnership . . . . .   --       --       --       --       --      (1,191)   --       --      (1,191)   --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME (LOSS) FROM
 CONTINUING OPERA-
 TIONS BEFORE
 MINORITY INTEREST . .   2,722        2     (122)  (1,077)   3,919   15,034    6,840    5,484      956    1,754

Minority interest. . .    (294)    (119)    (129)    (190)     144      839      491      567     (179)     (40)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME (LOSS) FROM
 CONTINUING
 OPERATIONS. . . . . .   3,016      121        7     (887)   3,775   14,195    6,349    4,917    1,135    1,794
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------





Fourth Quarter 2004                                                                                    Page 17
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM DISCON-
 TINUED OPERATIONS,
 NET OF MINORITY
 INTEREST
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . .   6,137      998      909    1,286    2,944    6,796    2,071    1,018    1,793    1,914
Gain on sale of
 rental communities,
 net of minority
 interest. . . . . . .  48,849       49   11,318   37,482    --       5,113    5,113    --       --       --
Gain on sale of bond
 financing for a
 community sold,
 net of minority
 interest. . . . . . .   4,423    --       --       4,423    --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        59,409    1,047   12,227   43,191    2,944   11,909    7,184    1,018    1,793    1,914
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME . . . . . .  62,425    1,168   12,234   42,304    6,719   26,104   13,533    5,935    2,928    3,708
Net income attribu-
 table to preferred
 shares. . . . . . . .  11,542    1,933    1,933    5,744    1,932    8,145    2,203    1,981    1,980    1,981
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME ATTRIBU-
 TABLE TO COMMON
 SHARES. . . . . . . .$ 50,883     (765)  10,301   36,560    4,787   17,959   11,330    3,954      948    1,727
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

Fourth Quarter 2004                                                                                    Page 18
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                               CONSOLIDATED (a) BALANCE SHEETS
                                                                             (Unaudited, dollars in thousands)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

ASSETS
Rental apartments
 Land. . . . . . . . . .$  164,422    161,838    143,793    133,298    128,301    125,222    105,098    100,966
 Depreciable property. . 1,031,546  1,017,150    910,267    840,363    805,130    810,666    677,232    653,002
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                         1,195,968  1,178,988  1,054,060    973,661    933,431    935,888    782,330    753,968
Less: Accumulated
 depreciation. . . . . .  (136,168)  (139,925)  (130,897)  (125,470)  (116,830)  (138,343)  (131,332)  (125,786)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                         1,059,800  1,039,063    923,163    848,191    816,601    797,545    650,998    628,182
Rental apartments
 held for sale, net
 of accumulated
 depreciation (b). . . .    60,161      --        14,138     61,893     61,826      --         --         --
Rental apartments
 under development . . .    10,331     16,242     13,030      8,396     34,618     29,620     20,434     38,428
Land and predevelopment
 costs . . . . . . . . .    33,228     26,480     27,539     27,813     27,501     25,466     25,420     27,028

Investments in
 partnerships (c). . . .   124,354    132,787    133,641    140,546    147,291    169,363    193,244    193,356

Cash and
 cash equivalents. . . .     5,118      4,038      3,717      6,961      5,937      6,090      5,357      5,927
Service Companies'
 other assets. . . . . .    17,259     19,044     21,380     22,419     21,858     24,488     28,728     30,497
Other assets and
 deferred costs,
 net (d) . . . . . . . .    13,172     15,447     13,597     19,145     47,702     16,615     29,366     27,275
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    TOTAL ASSETS . . . .$1,323,423  1,253,101  1,150,205  1,135,364  1,163,334  1,069,187    953,547    950,693
                        ========== ========== ========== ========== ========== ========== ========== ==========





Fourth Quarter 2004                                                                                    Page 19
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIABILITIES
Debt . . . . . . . . . .$  653,901    576,477    476,449    496,583    610,513    522,672    462,781    457,950
Distributions in
 excess of investments
 in and earnings from
 partnerships. . . . . .     6,368      6,243      6,126      6,022      6,184      6,175      5,969      5,822
Accrued expenses and
 other liabilities . . .    42,758     37,970     32,841     30,755     38,174     38,069     35,497     32,168
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES . .   703,027    620,690    515,416    533,360    654,871    566,916    504,247    495,940
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Mandatorily redeemable
 convertible preferred
 shares. . . . . . . . .    96,933     96,933     96,933     93,247     93,247     93,247     93,247     93,247

Minority interest. . . .    31,939     33,650     34,286     32,308     31,203     61,718     61,579     63,198

Total shareholders'
 equity. . . . . . . . .   491,524    501,828    503,570    476,449    384,013    347,306    294,474    298,308
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY . . . . . . .$1,323,423  1,253,101  1,150,205  1,135,364  1,163,334  1,069,187    953,547    950,693
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.







Fourth Quarter 2004                                                                                    Page 20
Supplemental Information                                                     AMLI Residential Properties Trust

AMLI RESIDENTIAL                                                   CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

(b) Net of accumulated
    depreciation of: . .$   14,360      --         4,041     23,991     23,991      --         --         --
                        ========== ========== ========== ========== ========== ========== ========== ==========

(c) See details in the
    Company's Form 10-K
    or Form 10-Q filed
    with the SEC.

(d) Includes the
    following:
     Deferred financing
      costs, net . . . .$    3,385      3,161      2,989      5,463      6,094      5,887      4,982      3,877
     Deferred development
      costs. . . . . . .       750        801        718      3,556      4,123      4,053      3,738      4,780
     Operating receiva-
      bles and prepaid
      expenses . . . . .     2,594      2,745      2,587      3,034      3,530      1,989      2,340      3,007
     Deposits and
      restricted cash. .     2,545      3,311      2,546      2,938      2,248      2,420      2,179      2,166
     Notes receivable. .     2,425      3,515      2,766      2,766     30,112      1,874     10,960     11,168
     Advances to
      affiliates . . . .       186        827        291        301        576       (287)     4,655      1,524
     Other . . . . . . .     1,287      1,087      1,700      1,087      1,019        679        512        753
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        $   13,172     15,447     13,597     19,145     47,702     16,615     29,366     27,275
                        ========== ========== ========== ========== ========== ========== ========== ==========











Fourth Quarter 2004                                                                                    Page 21
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                             DEBT AND PREFERRED SHARES SUMMARY
                                                                                             DECEMBER 31, 2004
                                                                             (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                                Weighted
                                                Average     Years to
Type of                             Percent     Interest    Maturity                                     Variable
of Indebtedness         Balance     of Total    Rate (b)      (c)      Secured    Unsecured   Fixed(d)     (d)
---------------         --------    --------    --------    --------   --------   ---------   --------   --------
Conventional
  mortgages. . . . . .  $398,401       60.9%        6.2%         4.7    398,401       --       398,401      --
Construction
  financing. . . . . .      --            0%          0%         0.0      --          --         --         --
Tax-exempt debt. . . .     9,500        1.5%        2.6%         1.0      --          9,500      --         9,500
Credit facilities (e).   236,000       36.1%        3.9%         2.6      --        236,000    160,000     76,000
Other (f). . . . . . .    10,000        1.5%        1.9%         0.0      --         10,000      --        10,000
                        --------     -------     -------     -------    -------     -------    -------    -------
    Total. . . . . . .  $653,901      100.0%        5.3%         3.8    398,401     255,500    558,401     95,500
                        ========     =======     =======     =======    =======     =======    =======    =======
  Percent of total . .                                                    60.9%       39.1%      85.4%      14.6%
                                                                        =======     =======    =======    =======

DEBT OF CO-INVESTMENT PARTNERSHIPS AT 100%
------------------------------------------
                                                Weighted
                                                Average     Years to
Type of                             Percent     Interest    Maturity
of Indebtedness         Balance     of Total    Rate (b)      (c)      Secured    Unsecured     Fixed    Variable
---------------         --------    --------    --------    --------   --------   ---------   --------   --------
Conventional
  mortgages. . . . . .  $562,095       91.2%        7.0%         5.4    562,095       --       562,095      --
Construction
  financing. . . . . .    54,427        8.8%        5.2%         4.8     54,427       --         6,797     47,630
Tax-exempt debt. . . .     --           0.0%        0.0%         0.0      --          --         --         --
Credit facilities. . .     --           0.0%        0.0%         0.0      --          --         --         --
Other. . . . . . . . .     --           0.0%        0.0%         0.0      --          --         --         --
                        --------     -------     -------     -------    -------     -------    -------    -------
    Total. . . . . . .  $616,522      100.0%        6.9%         5.4    616,522       --       568,892     47,630
                        ========     =======     =======     =======    =======     =======    =======    =======
  Percent of total . .                                                   100.0%        0.0%      92.3%       7.7%
                                                                        =======     =======    =======    =======
See notes on the following page

Fourth Quarter 2004                                                                                    Page 22
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                             DEBT AND PREFERRED SHARES SUMMARY
                                                                                             DECEMBER 31, 2004
                                                                             (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------
                                                                                                       Current
                                                             Number of         Out-                   Liquidation
                                Date          Original       Shares at       standing     Dividend    Preference
Security                      of Issue         Issue         Issuance         Shares        Rate         (g)
----------------------        ---------       --------       ---------       --------     --------    -----------

Convertible Preferred
  Series B                        (h)         $ 75,000       3,125,000      3,125,000        (i)           76,500

Convertible Preferred
  Series D (j)                 10/31/01         20,000         800,000        800,000        (k)           20,433
                                              --------       ---------      ---------                     -------
Total Preferred Shares                        $ 95,000       3,925,000      3,925,000                      96,933
                                              ========       =========      =========                     =======


Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

  (c) Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.










Fourth Quarter 2004                                                                                    Page 23
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                 DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                             DECEMBER 31, 2004
                                                                             (Unaudited, dollars in thousands)



  (e) The following summarizes interest rate limitation and swap contracts associated with the Credit
      Facilities:


                                                                                Fixed Rate,
                                                                                 Excluding
                                                                                  Lender
      Type of                                                    Notional         Credit           Term of
      Contract      Counterparty                                  Amount          Spread          Contract
      --------      ------------                                 --------       -----------    ---------------
      Cap           Commerzbank                                  $ 15,000            4.000%    4/1/04-4/1/09
      Swap          Commerzbank                                    15,000            4.378%    4/1/04-4/1/09
      Swap          PNC Bank, N.A.                                 30,000            4.510%    4/1/04-4/1/09
      Swap          Commerzbank                                    40,000            3.984%    7/1/05-12/20/09
      Swap          PNC Bank, N.A.                                 40,000            3.984%    7/1/05-12/20/09
      Swap          Comerica Bank                                  20,000            3.994%    7/1/05-12/20/09
                                                                 --------
                                                                 $160,000
                                                                 ========

  (e) See note (b) on page 25.

  (f) Demand notes payable by the Company to its managed partnerships.

  (g) Includes quarterly dividends payable in the following month.

  (h) Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

  (i) The dividend per share is the greater of an annualized (i) $1.84 per share or (ii) the amount payable on the common shares.

  (j) 800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

  (k) The dividend per share is the greater of an annualized (i) $2.1625 per share or (ii) the amount payable on the common shares.


Fourth Quarter 2004                                                                                    Page 24
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                               DEBT MATURITIES
                                                                                             DECEMBER 31, 2004
                                                                             (Unaudited, dollars in thousands)


CONSOLIDATED DEBT (a)
---------------------

                                                                                                   Wtd. Average
                                                                                                     Interest
                                                                                                     Rate on
                      Scheduled           Due at                             Percent to              Maturing
Year                 Amortization        Maturity           Total              Total                   Debt
----------           ------------       -----------       ---------          ----------            ------------
2005                    $  6,538          41,024             47,562                7.3%                   6.7%
2006                       5,797         178,767            184,564               28.2%                   5.2%
2007                       4,074          75,073             79,147               12.1%                   5.4%
2008                       3,749         121,301(b)         125,050               19.1%                   3.8%
2009                       3,993           --                 3,993                0.6%                   0.0%
2010                       4,288           --                 4,288                0.6%                   0.0%
2011                       3,002         119,104            122,106               18.7%                   6.6%
2012                       1,713           --                 1,713                0.3%                   0.0%
2013                       1,818           --                 1,818                0.3%                   0.0%
2014                       1,124          64,097             65,221               10.0%                   5.1%
Thereafter                 8,883           9,556(c)          18,439                2.8%                   4.2%
                        --------         -------            -------              ------                  -----
    Total               $ 44,979         608,922            653,901              100.0%                   5.3%
                        ========         =======            =======              ======                  =====
  Percent to Total          6.9%           93.1%             100.0%
                        ========         =======            =======

















Fourth Quarter 2004                                                                                    Page 25
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                   DEBT MATURITIES - CONTINUED
                                                                                             DECEMBER 31, 2004
                                                                             (Unaudited, dollars in thousands)


DEBT OF CO-INVESTMENT PARTNERSHIPS AT 100%
------------------------------------------

                                                                                                   Wtd. Average
                                                                                                     Interest
                                                                                                     Rate on
                      Scheduled           Due at                             Percent to              Maturing
Year                 Amortization        Maturity           Total              Total                   Debt
----------           ------------       ----------        ---------          -----------           ------------

2005                    $  5,964             1,200            7,164                1.2%                   6.0%
2006                       6,787            86,417           93,204               15.1%                   6.2%
2007                       6,677            66,953           73,630               11.9%                   7.9%
2008                       5,243            82,133           87,376               14.2%                   7.0%
2009                       4,250           134,706          138,956               22.5%                   6.7%
2010                       3,237            29,849           33,086                5.4%                   8.3%
2011                       1,634            77,279           78,913               12.8%                   7.2%
2012                       1,235            17,853           19,088                3.1%                   6.4%
2013                      28,309            28,424           56,733                9.2%                   6.1%
2014                         277            18,968           19,245                3.1%                   5.1%
Thereafter                 8,881               246            9,127                1.5%                   6.8%
                        --------           -------          -------              ------                  -----
    Total               $ 72,494           544,028          616,522              100.0%                   6.8%
                        ========           =======          =======              ======                  =====
  Percent to Total         11.8%             88.2%           100.0%
                        ========           =======          =======

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) The Company's primary unsecured line of credit is in the amount of $240,000 and matures in
      May 2006.

  (c) Includes Bonds which mature in 2024. The credit enhancement on $9,500 expires on November 15, 2005.






Fourth Quarter 2004                                                                                    Page 26
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                                 QUARTER ENDED
                                                                             (Unaudited, dollars in thousands)

AVERAGE PHYSICAL OCCUPANCY (b)
------------------------------

                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Dallas          6,407    -0.1%      0.1%    93.0%    92.9%    91.1%    92.5%    93.1%    92.8%    91.2%    87.5%
Atlanta         3,992     0.6%      0.2%    95.1%    94.9%    93.9%    93.5%    94.5%    95.1%    92.0%    91.5%
Austin          2,221     1.5%     -0.2%    93.9%    94.1%    92.3%    91.4%    92.4%    93.7%    91.2%    91.7%
Houston         1,133     2.3%      1.4%    95.7%    94.3%    92.2%    94.6%    93.4%    94.6%    91.0%    89.0%
Indianapolis    2,428    -0.3%     -0.7%    92.8%    93.5%    92.6%    91.8%    93.1%    94.0%    91.2%    89.4%
Kansas City     2,192    -0.6%     -2.5%    92.1%    94.6%    93.1%    92.7%    92.7%    93.5%    90.6%    89.4%
Chicago         3,243     0.6%     -1.6%    93.9%    95.5%    94.6%    93.0%    93.3%    94.0%    92.1%    88.6%
Denver          1,260     2.0%      0.7%    92.8%    92.0%    92.6%    90.5%    90.8%    92.0%    86.2%    82.7%
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Total          22,876     0.5%     -0.4%    93.6%    94.0%    92.7%    92.6%    93.1%    93.7%    91.1%    89.0%
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======


















Fourth Quarter 2004                                                                                    Page 27
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED
                                                                             (Unaudited, dollars in thousands)
WEIGHTED AVERAGE COLLECTED REVENUE PER OCCUPIED UNIT (c)
--------------------------------------------------------
                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Dallas          6,407     0.4%     -2.1%   $  828      845      838      831      824      841      853      865
Atlanta         3,992     0.8%     -1.0%      878      887      881      872      871      884      892      892
Austin          2,221    -0.3%     -1.5%      771      783      776      775      773      794      819      823
Houston         1,133    -0.2%     -1.6%    1,017    1,033    1,031    1,022    1,019    1,053    1,063    1,068
Indianapolis    2,428     0.7%     -0.7%      793      799      795      794      788      815      816      816
Kansas City     2,192     0.0%     -0.9%      802      810      808      801      802      814      820      813
Chicago         3,243    -1.2%     -0.6%    1,052    1,058    1,063    1,058    1,064    1,079    1,100    1,112
Denver          1,260    -2.6%     -2.3%      936      958      938      951      961      965    1,028    1,038
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Total          22,876    -0.1%     -1.3%   $  872      884      879      874      873      890      905      910
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======

WEIGHTED AVERAGE COLLECTED RENT PER OCCUPIED UNIT (c)
-----------------------------------------------------

                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Dallas          6,407     0.1%     -1.0%      771      779      775      772      771      763      791      807
Atlanta         3,992     0.2%      0.2%      812      810      807      805      810      815      826      837
Austin          2,221    -0.9%     -0.1%      717      717      713      720      723      735      761      768
Houston         1,133    -1.2%     -0.6%      953      958      958      960      964      980      994    1,013
Indianapolis    2,428    -0.2%     -0.2%      736      738      737      736      737      745      751      750
Kansas City     2,192     0.0%      0.2%      740      738      738      736      740      748      757      758
Chicago         3,243    -1.0%      0.0%      976      976      978      981      986      993    1,014    1,027
Denver          1,260    -3.6%     -2.1%      849      867      858      866      880      889      935      959
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Total          22,876    -0.5%     -0.4%   $  809      812      810      810      813      821      836      848
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======

Fourth Quarter 2004                                                                                    Page 28
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED
                                                                             (Unaudited, dollars in thousands)



Notes:

  (a) Information shown is Combined, including partnership communities at 100%.

  (b) Represents average daily physical occupancy which includes model units as vacant units.

  (c) Represents amounts collected for rent and other income.



































Fourth Quarter 2004                                                                                    Page 29
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                        QUARTER AND YEAR ENDED
                                                                             (unaudited, dollars in thousands)

TOTAL REVENUES (b)
------------------
                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2004                                     2003
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   6,407    0.3%    -1.9%  $ 59,331 14,789  15,077  14,692  14,773   59,295  14,749  15,048  14,941  14,557
Atlanta  3,992    1.3%    -0.9%    39,744  9,992  10,086   9,902   9,764   39,524   9,862  10,064   9,827   9,771
Austin   2,221    1.4%    -1.6%    19,214  4,828   4,907   4,762   4,717   19,726   4,759   4,959   4,977   5,031
Houston  1,133    2.2%    -0.1%    13,139  3,308   3,310   3,233   3,288   13,144   3,235   3,386   3,290   3,233
Indiana-
 polis   2,428    0.8%    -1.4%    21,439  5,366   5,440   5,350   5,283   21,522   5,321   5,571   5,417   5,213
Kansas
 City    2,192   -0.7%    -3.5%    19,727  4,860   5,037   4,946   4,884   19,561   4,893   5,002   4,886   4,780
Chicago  3,243   -0.5%    -2.2%    38,785  9,605   9,824   9,785   9,571   38,973   9,657   9,869   9,862   9,585
Denver   1,260   -0.5%    -1.4%    13,152  3,285   3,332   3,282   3,253   13,216   3,301   3,354   3,351   3,210
        ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------

Total   22,876    0.5%    -1.7%  $224,531 56,033  57,013  55,952  55,533  224,961  55,777  57,253  56,551  55,380
        ======  ======   ======  ======== ======  ======  ======  ======  =======  ======  ======  ======  ======



















Fourth Quarter 2004                                                                                    Page 30
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                             (unaudited, dollars in thousands)


EXPENSES (b)
------------
                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2004                                     2003
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   6,407    1.2%    -5.8%  $ 26,816  6,701   7,116   6,935   6,064   26,643   6,619   7,007   6,714   6,303
Atlanta  3,992   -1.2%    -4.7%    15,577  3,737   3,921   4,217   3,702   14,951   3,780   3,903   3,679   3,589
Austin   2,221    5.8%     0.8%     9,026  2,200   2,183   2,456   2,187    8,598   2,080   2,050   2,198   2,270
Houston  1,133   -6.4%   -16.7%     5,724  1,292   1,550   1,495   1,387    5,705   1,380   1,459   1,460   1,406
Indiana-
 polis   2,428   -8.7%   -22.5%     8,565  2,005   2,585   1,768   2,207    9,048   2,195   2,399   2,258   2,196
Kansas
 City    2,192   20.9%    13.4%     7,201  1,877   1,655   1,953   1,716    7,136   1,553   2,047   1,869   1,667
Chicago  3,243   -3.1%    -8.2%    15,994  3,816   4,157   4,139   3,882   15,936   3,939   4,205   4,100   3,692
Denver   1,260    2.3%   -11.4%     4,689  1,140   1,286   1,253   1,010    4,617   1,114   1,240   1,297     966
        ------  ------  -------  -------- ------  ------  ------  ------   ------  ------  ------  ------  ------

Total   22,876    0.5%    -6.9%  $ 93,592 22,768  24,453  24,216  22,155   92,634  22,660  24,310  23,575  22,089
        ======  ======   ======  ======== ======  ======  ======  ======   ======  ======  ======  ======  ======






















Fourth Quarter 2004                                                                                    Page 31
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                             (unaudited, dollars in thousands)

NET OPERATING INCOME (b)
------------------------

                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2004                                     2003
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   6,407   -0.5%     1.6%  $ 32,515  8,088   7,961   7,757   8,709   32,652   8,130   8,041   8,227   8,254
Atlanta  3,992    2.9%     1.5%    24,167  6,255   6,165   5,685   6,062   24,573   6,082   6,161   6,148   6,182
Austin   2,221   -1.9%    -3.5%    10,188  2,628   2,724   2,306   2,530   11,128   2,679   2,909   2,779   2,761
Houston  1,133    8.7%    14.5%     7,415  2,016   1,760   1,738   1,901    7,439   1,855   1,927   1,830   1,827
Indiana-
 polis   2,428    7.5%    17.7%    12,874  3,361   2,855   3,582   3,076   12,474   3,126   3,172   3,159   3,017
Kansas
 City    2,192  -10.7%   -11.8%    12,526  2,983   3,382   2,993   3,168   12,425   3,340   2,955   3,017   3,113
Chicago  3,243    1.2%     2.1%    22,791  5,789   5,667   5,646   5,689   23,037   5,718   5,664   5,762   5,893
Denver   1,260   -1.9%     4.8%     8,463  2,145   2,046   2,029   2,243    8,599   2,187   2,114   2,054   2,244
        ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------

Total   22,876    0.5%     2.2%  $130,939 33,265  32,560  31,736  33,378  132,327  33,117  32,943  32,976  33,291
        ======  ======   ======  ======== ======  ======  ======  ======  =======  ======  ======  ======  ======



Notes:

  (a) Information shown is Combined, including share of partnership communities at 100%.

  (b) See page 39 for components of same store community revenue, expenses, net operating income and EBITDA.










Fourth Quarter 2004                                                                                    Page 32
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                        QUARTER AND YEAR ENDED
                                                   (Unaudited, dollars in thousands except per apartment home)

OPERATING EXPENSES
------------------
                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2004                                     2003
                 Last    Last    ---------------------------------------  ---------------------------------------
Expense          Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
-------         ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Personnel         7.3%    -5.0%  $ 23,155  5,805   6,111   5,771   5,468   21,858   5,409   5,741   5,625   5,083
Advertising
 and promotion   12.7%    -8.4%     4,504  1,162   1,268   1,126     948    4,519   1,031   1,310   1,120   1,058
Utilities        10.5%    -0.6%     6,695  1,800   1,811   1,558   1,526    6,794   1,629   2,097   1,543   1,525
Building
 repairs and
 maintenance     -5.2%   -27.9%    12,284  2,673   3,708   3,669   2,234   11,204   2,820   3,338   2,793   2,253
Landscaping
 and grounds
 maintenance    -12.0%   -29.9%     4,041    793   1,131   1,365     752    4,318     901   1,195   1,349     873
Real estate
 taxes           -7.9%    -3.8%    28,488  6,764   7,030   7,054   7,640   29,564   7,343   7,005   7,466   7,750
Insurance        -0.5%    52.6%     3,994  1,087     713   1,096   1,098    4,083   1,093   1,039     981     970
Property
 management
 fees            -0.3%    -1.7%     7,972  1,989   2,023   1,984   1,976    8,159   1,995   2,072   2,066   2,026
Other            58.6%     5.8%     2,459    695     658     593     513    2,135     439     513     632     551
                ------  -------  -------- ------  ------  ------  ------   ------  ------  ------  ------  ------

                  0.5%    -6.9%  $ 93,592 22,768  24,453  24,216  22,155   92,634  22,660  24,310  23,575  22,089
                ======  =======  ======== ======  ======  ======  ======   ======  ======  ======  ======  ======










Fourth Quarter 2004                                                                                    Page 33
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                   (Unaudited, dollars in thousands except per apartment home)

CAPITAL EXPENDITURES (b)
------------------------
                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2004                                     2003
                 Last    Last    ---------------------------------------  ---------------------------------------
                 Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
                ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------
Total            82.3%    16.0%  $  7,139  2,278   1,964   1,672   1,225    6,075   1,250   1,772   1,824   1,229
                ======  =======  ======== ====== =======  ======  ======   ======  ======  ======  ======  ======
Per apartment
  home                                313    100      86      73      54      266      55      77      80      54
                                 ======== ====== =======  ======  ======   ======  ======  ======  ======  ======


TOTAL OPERATING COST (c)
------------------------

                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2004                                     2003
                 Last    Last    ---------------------------------------  ---------------------------------------
                 Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
                ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------
Total             4.8%    -5.2%  $100,731 25,046  26,417  25,888  23,380   98,709  23,910  26,082  25,399  23,318
                ======  =======  ======== ====== =======  ======  ======   ======  ======  ======  ======  ======
Per apartment
  home                              4,404  1,095   1,155   1,132   1,022    4,314   1,045   1,140   1,110   1,019
                                 ======== ====== =======  ======  ======   ======  ======  ======  ======  ======

Notes:

  (a) Information shown is Combined, including share of partnership communities at 100%.

  (b) See details in the Company's Form 10-K or Form 10-Q filed with the SEC.

  (c) Total operating cost equals the sum of the operating expenses and capital expenditures.


Fourth Quarter 2004                                                                                    Page 34
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                                  TOTAL RENTAL REVENUE


The following graphs present same store community monthly total revenue for the twelve months of 2004 in black, compared to monthly total revenue for the twelve months of 2003 in gray. Commentary and financial data relate to "Combined" operations, including partnership communities at 100%. Note that occupancy changes are disclosed in absolute terms, and economic data is as of November 2004.


ALL COMMUNITIES
---------------

For the fourth quarter of 2004 compared to the fourth quarter of 2003, total revenue and operating expenses for all communities in AMLI's same store portfolio each increased by 0.5%, producing a net operating income
(NOI) increase of 0.5%. The modest increase in total revenue was due to a 6.3% increase in other income, primarily attributable to higher leasing related fees and previous collections. Rental income was flat as in-place rental rates, measured by collected rent per occupied unit, decreased 0.5% and occupancy increased 0.4% to 93.6%. Collected rent per occupied unit was down in five of AMLI's eight markets, whereas occupancies were up in five of eight markets. Sequentially, comparing the fourth quarter of 2004 to the third quarter of 2004, total revenue decreased 1.7%, operating expenses decreased 6.9% and net operating income increased 2.2%. The decrease in sequential total revenue was the result of decreases in both rental and other income. The rental income decrease of 0.8% reflected a decrease in collected rent per occupied unit in five of eight markets and a decrease in occupancy in four of eight markets. The 12.3% drop in other income was mainly due to lower leasing-related fees as a result of less seasonal traffic. On a positive note, overall employment in seven of AMLI's markets increased during the twelve months ended November 2004.


DALLAS/FT. WORTH
----------------

DALLAS/FT. WORTH same store community total revenue, operating expenses and NOI for the current quarter increased 0.3%, increased 1.3% and decreased 0.5%, respectively, compared to the same period in 2003. The increase in total revenue was due to other income increasing by 5.4% on a year over year basis due to higher collections in several fee categories. On a sequential basis comparing the fourth quarter of 2004 to the third quarter, total revenue decreased 1.9%, which was primarily due to decreases in collected rent per occupied unit and other income of 1.0% and 14.6% respectively. Sequential operating expenses decreased 5.8%, however, resulting in a positive NOI change of 1.6%. Job growth continued to improve in the region as the DF/W metroplex added 25,000 jobs in the trailing 12 months ended November 2004. For the same period permit activity slowed as 8,209 units were authorized, 1.5% of the existing stock, which represents a 20.6% decrease from the previous period.


ATLANTA
-------

ATLANTA same store community total revenue and NOI increased 1.3% and 2.8%, respectively, compared to the same quarter a year ago, while operating expenses decreased by 1.2%. The positive performance in total revenue
resulted from a combination of   increases in both rental and other income
of 0.7% and 9.4%, respectively. The increase in rental income reflects increases in both collected rent per occupied unit and occupancy of 0.2% and 0.5% respectively. The increase in other income was due to higher fees associated with increased leasing, corporate homes activity and other ancillary resident programs. Sequentially, comparing the current quarter to


Fourth Quarter 2004                                            Page 35
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                             TOTAL REVENUE - CONTINUED


the prior quarter, total revenue and operating expenses decreased 0.9% and 4.7%, resulting in an increase in sequential NOI of 1.5%. The decrease in total revenue was primarily the result of a 14.3% decrease in other income, as rental income increased 0.3% due to a 0.2% gain in occupancy to 95.1%, and a 0.2% increase in collected rent per occupied unit. The decline in other income was due to fewer leasing-related fees, reflecting slower seasonal leasing activity. The decrease in operating expenses was primarily due to timing of repair & maintenance projects. The challenge in Atlanta remains absorption of new supply, with 15,245 units permitted for the year ending November 2004, which represents a 4.0% increase to the existing apartment stock. Encouraging news in Atlanta is the employment growth outlook. For the year ending November 2004, employment posted a gain of 21,100 jobs, or a modest 1.0% growth rate, compared to net job loss for the same period of a year ago.


CHICAGO
-------

CHICAGO same store community NOI for the fourth quarter of 2004 increased 1.2% compared to the fourth quarter of 2003 as a result of a decrease in total revenue of 0.5% and a 3.1% decrease in operating expenses. The decline in total revenue was the result of a 0.4% decrease in rental income and a 2.4% decline in other income. The drop in rental income was driven by a 1.0% decrease in collected rent per occupied unit, which was partially offset by a 0.6% increase in occupancy to 93.9%. Sequentially, total revenues for the current quarter decreased 2.2% compared to the third quarter of 2004 as both rental and other income decreased 1.7% and 8.6%, respectively. The change in rental income was due primarily to a 1.6% decrease in occupancy, as collected rent per occupied unit was unchanged. Sequential operating expenses decreased 8.2% producing an increase in sequential NOI of 2.1%. Chicago is finally showing a positive employment trend, albeit at a modest 0.4% rate, which is below the U.S. average. However, given the size of Chicago's employment base, the absolute number of new jobs is encouraging. On the supply side, the Chicago metro issued permits for 8,400 new multifamily units for the year ending November 2004, which represents 1.3% of the existing apartment stock, a 26% decrease from 2003. It should be noted that a significant portion of permits issued in Chicago are for "for-sale" housing that will not directly compete with "for-rent" product. AMLI's internal market research shows approximately 1,700 institutional grade apartment units currently under construction in the Chicago metropolitan area, a very small number of new units given the size of the market.


AUSTIN
------

AUSTIN same store community total revenue, operating expenses and NOI for the fourth quarter of 2004 increased 1.4%, increased 5.8% and decreased 1.9%, respectively, compared to the same period in 2003. The increase in total revenue was primarily the result of a 1.5% gain in occupancy and an 11.0% increase in other income, as collected rents per occupied decreased by 0.9%. On a sequential basis comparing the current quarter to the third quarter of 2004, total revenue decreased by 1.6%, due to decreases in rental income, other income and occupancy of 0.2%, 16.9% and 0.2%, respectively. In addition, sequential operating expenses increased by 0.8%, resulting in a decrease in sequential NOI by 3.5%. However, both supply and demand fundamentals continue to improve in the region. On the demand side, approximately 7,100 jobs were added in the 12 months ended November 2004, a substantial change from the 4,600 job losses during the same period a year ago. On the supply side, permit activity remains relatively stable as 3,091 permits, representing 2.0% of existing apartments, were issued for the year ending November 2004.

Fourth Quarter 2004                                            Page 36
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                             TOTAL REVENUE - CONTINUED


KANSAS CITY
-----------

KANSAS CITY same store community total revenue and NOI for the fourth quarter of 2004 decreased 0.7% and 10.7%, respectively, compared to the fourth quarter 2003, and operating expenses compared to last year increased 20.9%. The decrease in total revenue was the result of a decline in occupancy of 0.6% to 92.1% and a 0.4% decrease in other income, as collected rent per occupied unit remained unchanged. The increase in operating expenses was due to higher payroll, repair and maintenance and real estate tax expenses. On a sequential basis comparing the fourth quarter of 2004 to the prior quarter, total revenue and NOI decreased 3.5% and 11.8%, respectively, and operating expenses increased 13.4%. The large increase in expenses simply reflects the fact that positive adjustments to real estate tax accruals occurred in the third quarter. Sequential rental income decreased 2.4%, reflecting a 2.5% drop in occupancy during the quarter, while collected rent per occupied unit increased by 0.2%. Other income also posted a sequential decrease, down 15.2% due to the slower seasonal leasing activity. Demand fundamentals in the Kansas City area are trending in the right direction, as there have been positive signs in both job growth and the number of multifamily permits in 2004. For the year ending November 2004 the Kansas City metro area gained 4,000 jobs, a positive 0.4% rate, and a marked improvement over the 8,900 jobs lost for the same period of a year ago. On the supply side, multifamily permits have trended down over the past year as authorized permits totaled 906 units for the year ending November 2004, a 66% decrease over the same period of a year ago, which represents a 0.7% increase to the existing apartment stock.


INDIANAPOLIS
------------

INDIANAPOLIS same community total revenue increased 0.8%, operating expenses decreased 8.7% and NOI increased 7.5% for the fourth quarter 2004 compared to the same period of a year ago. Rental income on a year over year basis was flat, as collected rent per occupied unit and occupancy both fell 0.2%, while other income increased 12.8% due to higher termination fees and cable revenues. The decrease in operating expenses was primarily due to a positive adjustment to real estate taxes. Sequentially comparing the fourth quarter of 2004 to the prior quarter, total revenue decreased 1.4%, operating expenses decreased 22.5% and NOI increased 17.7%. The revenue decline was due to a 0.9% decrease in rental income as a result of 0.7% and 0.2% decreases in occupancy and collected rent per occupied unit, respectively. Other income also declined 7.3%. The significant decrease in operating expenses is primarily due to the timing of repair & maintenance and landscaping projects, as well as positive adjustments to real estate taxes. Demand and supply fundamentals in Indianapolis continue to be a concern. The BLS reported job losses of 1,800 for the year ending November 2004, while 1,694 new multifamily permits, representing a 1.4% increase to the existing apartment stock, were authorized during the same period, still a 36.4% decrease from the prior twelve months.














Fourth Quarter 2004                                            Page 37
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                             TOTAL REVENUE - CONTINUED


HOUSTON
-------

HOUSTON same community total revenue, operating expenses and NOI for the fourth quarter 2004 increased 2.2%, decreased 6.4%, and increased 8.7%, respectively, compared to the same period in 2003. Rental income increased 1.3% mainly due to an increase in occupancy of 2.3%, while collected rent per occupied unit decreased 1.2%. Other income increased 19.4% over the same period last year due to an increase in termination and corporate home fees. On a sequential basis comparing the current quarter to the third quarter of 2004, total revenue decreased slightly by 0.1%, due to decreases in collected rents per occupied unit and other income of 0.6% and 13.3% respectively, which was offset by a 1.4% improvement in occupancy. Houston continues to be faced with challenging supply fundamentals as permit activity remains high with 10,890 permits, representing 2.3% of existing stock), issued for the year ending November 2004. On the demand side, Houston is beginning to show signs of a solid economic rebound as the market registered an increase of approximately 30,600 jobs for the twelve months ended November 2004.


DENVER
------

DENVER same community total revenue decreased by 0.5%, operating expenses increased by 2.3% and NOI fell by 1.9% for the current quarter compared to the fourth quarter 2003. Rental income fell 1.5% due to continued weakness in the market, as collected rent per occupied unit declined 3.6%; however, occupancy improved to 92.8%, up 2.0% on a year over year basis, and other income increased 10.6% on higher fee collection in numerous categories. The increase in operating expenses is primarily due to higher payroll and utility costs. On a sequential basis comparing the current quarter to the third quarter of 2004, total revenue and operating expenses decreased and NOI increased 1.4%, 11.3% and 4.8% respectively. The expense decrease was primarily due to lower repair & maintenance, landscaping and administrative costs. Sequential rental income decreased 1.3% as collected rent per occupied unit fell 2.1% and occupancy increased 0.7%. Other income compared to last quarter decreased by 3.1% primarily due to slower seasonal leasing activity. The Denver/Boulder metro is beginning to see a strengthening of demand/supply fundamentals as job growth has turned positive and the authorization of multifamily permits has slowed dramatically. For the year ending November 2004, the metro area gained 14,200 jobs, a positive 1.1% growth rate, and authorized permits totaled 3,623 units, a 1.5% increase to the existing apartment stock, but a significant 42% decrease over the same period two years ago.




















Fourth Quarter 2004                                            Page 38
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                             COMPONENTS OF NOI
                                                                                     QUARTER ENDED DECEMBER 31
                                                                                        (Dollars in thousands)

                                                                                       Partnership Communities
                          Wholly-Owned Communities (a)        Combined at 100%                 at 100%
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2004      2003    Change     2004      2003    Change     2004      2003    Change
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
REVENUES
Same store
 communities (b) . . . .    28,583    26,487      7.9%   56,033    55,777      0.5%   27,450    29,290     -6.3%
New communities (c). . .       803       690     16.3%    4,451     4,227      5.3%    3,648     3,537      3.1%
Communities under
 development and
 lease-up. . . . . . . .       795         0      0.0%    2,776     1,002    177.1%    1,981     1,002     97.8%
Acquisition
 communities (d) . . . .     7,017        20      0.0%    7,017        20      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       741       866    -14.5%      741       866    -14.5%        0         0      0.0%
Communities sold (f) . .       -16     4,963   -100.3%      -16     7,526   -100.2%        0     2,563   -100.0%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            37,923    33,026     14.8%   71,002    69,418      2.3%   33,079    36,392     -9.1%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========
EXPENSES
Same store
 communities (b) . . . .    12,172    11,306      7.7%   22,768    22,660      0.5%   10.596    11,354     -6.7%
New communities (c). . .       205       261    -21.2%    1,366     1,324      3.2%    1,161     1,063      9.2%
Communities under
 development and
 lease-up. . . . . . . .       497         0      0.0%    1,656       559    196.1%    1,159       559    107.4%
Acquisition
 communities (d) . . . .     3,120         3      0.0%    3,120         3      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       397       419     -5.2%      397       419     -5.2%        0         0      0.0%
Communities sold (f) . .       -38     2,266   -101.7%      -44     3,314   -101.3%       -6     1,048   -100.6%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            16,353    14,255     14.7%   29,263    28,279      3.5%   12,910    14,024     -7.9%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========







Fourth Quarter 2004                                                                                    Page 39
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                     QUARTER ENDED DECEMBER 31
                                                                                        (Dollars in thousands)


                          Wholly-Owned Communities (a)        Combined at 100%        Combined at AMLI's Share
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2004      2003    Change     2004      2003    Change     2004      2003    Change
                          --------  --------  -------- -------   -------   -------- --------  --------  --------
NET OPERATING INCOME
Same store
 communities (b) . . . .    16,411    15,181      8.1%  33,265    33,117       0.4%   16,854    17,936     -6.0%
New communities (c). . .       598       429     39.2%   3,085     2,903       6.3%    2,487     2,474      0.6%
Communities under
 development and
 lease-up. . . . . . . .       298         0      0.0%   1,120       443     153.1%      822       443     85.6%
Acquisition
 communities (d) . . . .     3,897        17      0.0%   3,897        17       0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       344       447    -23.2%     344       447     -23.2%        0         0      0.0%
Communities sold (f) . .        22     2,697    -99.2%      28     4,212     -99.3%        6     1,515     99.6%
                          --------  --------  -------- -------   -------   -------- --------  --------  --------
                            21,570    18,771     14.9%  41,739    41,139       1.5%   20,169    22,368     -9.8%
                          ========  ========  ========                     ======== ========  ========  ========
Less Co-investment
 partners' share . . . .                               (13,166)  (14.800)
                                                       -------   -------
COMPANY'S SHARE OF
 NOI (g) . . . . . . . .                                28,573    26,339
Cash flow preference
 and operating promote
 (h) . . . . . . . . . .                                   564       510
                                                       -------   -------
                                                        29,137    26,849
Company's share of
  other, net (i) . . . .                                  (147)      156
                                                       -------   -------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA. .                                28,990    27,005
                                                       =======   =======

COMPANY'S PERCENTAGE
 OF COMBINED NOI:
Before cash flow
 preferences . . . . . .                                 68.5%     64.0%
Including cash flow
 preferences and other .                                 69.8%     65.3%
                                                       =======   =======


Fourth Quarter 2004                                                                                    Page 40
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                     QUARTER ENDED DECEMBER 31
                                                                                        (Dollars in thousands)




Notes:

  (a) Includes communities that were sold and reported as Discontinued Operations in the
      Company's Statements of Operations.

  (b) Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2003.

  (c) New communities are communities that were developed by the Company and began stabilized operations after January 1, 2003.

  (d) Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2003.

  (e) Communities being rehabbed as of January 1, 2004.

  (f) Reflects operations through the date of sale.

  (g) Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities at AMLI's ownership share.

  (h) The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.
      See page 45.

  (i) Includes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 45.













Fourth Quarter 2004                                                                                    Page 41
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                             COMPONENTS OF NOI
                                                                                        YEAR ENDED DECEMBER 31
                                                                                        (Dollars in thousands)

                                                                                       Partnership Communities
                          Wholly-Owned Communities (a)        Combined at 100%                 at 100%
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2004      2003    Change     2004      2003    Change     2004      2003    Change
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
REVENUES
Same store
 communities (b) . . . .   113,086    92,026     22.9%  224,531   224,961     -0.2%  111,445   132,935    -16.2%
New communities (c). . .     3,198     1,903     68.0%   17,792    14,096     26.2%   14,594    12,193     19.7%
Communities under
 development and
 lease-up. . . . . . . .     1,979         0      0.0%    8,214     2,330    252.5%    6,235     2,330    167.6%
Acquisition
 communities (d) . . . .    14,705        20      0.0%   14,705        20      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .     3,128     3,477    -10.0%    3,128     3,477    -10.0%        0         0      0.0%
Communities sold (f) . .     7,435    20,457    -63.7%    7,784    35,017    -77.8%      349    14,560    -97.6%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                           143,531   117,883     21.8%  276,154   279,901     -1.3%  132,623   162,018    -18.1%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========
EXPENSES
Same store
 communities (b) . . . .    48,833    40,076     21.9%   93,592    92,634      1.0%   44,759    52,558    -14.8%
New communities (c). . .     1,502       918     63.7%    6,814     5,993     13.7%    5,312     5,075      4.7%
Communities under
 development and
 lease-up. . . . . . . .     1,405         0      0.0%    5,542     1,751    216.5%    4,137     1,751    136.2%
Acquisition
 communities (d) . . . .     7,103         3      0.0%    7,103         3      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .     1,538     1,481      3.9%    1,538     1,481      3.9%        0         0      0.0%
Communities sold (f) . .     3,694     8,909    -58.5%    3,903    15,704    -75.1%      209     6,795    -96.9%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            64,075    51,387     24.7%  118,492   117,566      0.8%   54,417    66,179    -17.8%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========







Fourth Quarter 2004                                                                                    Page 42
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                        YEAR ENDED DECEMBER 31
                                                                                        (Dollars in thousands)


                          Wholly-Owned Communities (a)        Combined at 100%        Combined at AMLI's Share
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2004      2003    Change     2004     2003     Change     2004      2003    Change
                          --------  --------  -------- -------   -------   -------- --------  --------  --------
NET OPERATING INCOME
Same store
 communities (b) . . . .    64,253    51,950     23.7% 130,939   132,327      -1.0%   66,686    80,377    -17.0%
New communities (c). . .     1,696       985     72.1%  10,978     8,103      35.5%    9,282     7,118     30.4%
Communities under
 development and
 lease-up. . . . . . . .       574         0      0.0%   2,672       579     361.4%    2,098       579    262.3%
Acquisition
 communities (d) . . . .     7,602        17      0.0%   7,602        17       0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .     1,590     1,996    -20.4%   1,590     1,996     -20.4%        0         0      0.0%
Communities sold (f) . .     3,741    11,548    -67.6%   3,881    19,313     -79.9%      140     7,765    -98.2%
                          --------  --------  -------- -------   -------   -------- --------  --------  --------
                            79,456    66,496     19.5% 157,662   162,335      -2.9%   78,206    95,839    -18.4%
                          ========  ========  ========                     ======== ========  ========  ========
Less Co-investment
 partners' share . . . .                               (50,983)  (64,241)
                                                       -------   -------
COMPANY'S SHARE OF
 NOI (g) . . . . . . . .                               106,679    98,094
Cash flow preference
 and operating promote
 (h) . . . . . . . . . .                                 2,638     2,316
                                                       -------   -------
                                                       109,317   100,410
Company's share of
  other, net (i) . . . .                                  (590)     (656)
                                                       -------   -------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA. .                               108,727    99,754
                                                       =======   =======

COMPANY'S PERCENTAGE
 OF COMBINED NOI:
Before cash flow
 preferences . . . . . .                                 67.7%     60.4%
Including cash flow
 preferences and
 other . . . . . . . . .                                 69.3%     61.9%
                                                       =======   =======

Fourth Quarter 2004                                                                                    Page 43
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                        YEAR ENDED DECEMBER 31
                                                                                        (Dollars in thousands)




Notes:

  (a) Includes communities that were sold and reported as Discontinued Operations in the
      Company's Statements of Operations.

  (b) Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2003.

  (c) New communities are communities that were developed by the Company and began stabilized operations after January 1, 2003.

  (d) Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2003.

  (e) Communities being rehabbed as of January 1, 2004.

  (f) Reflects operations through the date of sale.

  (g) Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities at AMLI's ownership share.

  (h) The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.
      See page 45.

  (i) Includes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 45.













Fourth Quarter 2004                                                                                    Page 44
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                    CO-INVESTMENT COMPENSATION
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FEE INCOME (a)
Acquisition fees (a) .$  --       --        --       --       --       --       --       --      --       --
Asset management
 fees (b). . . . . . .     654      164      162      162      166      460      113      111      118      118
Disposition fees (c) .   --       --       --       --       --         567      242      325    --       --
Development fees (a) .   1,170      167      474      262      267    1,330      202      396      394      338
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         1,824      331      636      424      433    2,357      557      832      512      456
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SHARE OF CASH FLOW
 (d)
Promoted interest
 from sale proceeds. .   --       --       --       --       --         375    --         375    --       --
Promoted interest
 from operating
 cash flow . . . . . .     829      261      107      207      254      549      151      127      146      125
Cash flow pre-
 ferences (e). . . . .   1,809      303      440      254      812    1,767      358      330      549      530
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         2,638      564      547      461    1,066    2,691      509      832      695      655
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
    TOTAL. . . . . . .$  4,462      895    1,183      885    1,499    5,048    1,066    1,664    1,207    1,111
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:

  (a) Acquisition and development fees are shown net of elimination of Company's share.

  (b) Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA on page 39 is reduced by its share of this fee.

  (c) Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

  (d) See page 39.

  (e) The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.


Fourth Quarter 2004                                                                                    Page 45
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                                        (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
REVENUE
Property management
 fees (a). . . . . . .$ 10,150    2,602    2,646    2,420    2,482   10,371    2,552    2,657    2,611    2,551
General contractor
 revenue, net (b). . .     693      189      224      136      144      752     (310)      77      360      625
Gross profit -
 corporate homes (c) .     864      139      212      264      249      996      242      276      251      227
Other income . . . . .   2,405      883      542      341      639    1,492      572      320      395      205
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        14,112    3,813    3,624    3,161    3,514   13,611    3,056    3,330    3,617    3,608
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
OPERATING EXPENSES
Property management. .  10,479    2,797    2,397    2,638    2,647    9,016    1,396    2,606    2,663    2,351
General contractor . .   2,889      477    1,111      521      780    2,427      721      765      498      443
Corporate homes. . . .   1,099      294      306      255      244      980      260      245      245      230
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        14,467    3,568    3,814    3,414    3,671   12,423    2,377    3,616    3,406    3,024
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Provision for loss
  on land parcels
  held for sale. . . .   --       --       --       --       --        (550)    (550)   --       --       --

Share of gain on sale
 of a residential
 community built
 for sale. . . . . . .   --       --       --       --       --       1,913    --       1,913    --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
EBITDA . . . . . . . .    (355)     245     (190)    (253)    (157)   2,551      129    1,627      211      584
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------







Fourth Quarter 2004                                                                                    Page 46
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited

                                                                                        (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Interest expense . . .  (1,311)    (309)    (322)    (272)    (408)  (1,042)    (351)    (289)    (230)    (172)
Depreciation and
 amortization. . . . .  (3,230)    (692)    (856)    (845)    (837)  (3,124)    (806)    (778)    (780)    (760)
Taxes. . . . . . . . .   1,782      246      520      522      494      636      391     (213)     303      155
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME (LOSS). . .  (3,114)    (510)    (848)    (848)    (908)    (979)    (637)     347     (496)    (193)

Eliminations,
 interest and
 other . . . . . . . .   1,464      281      416      315      452    1,105      325      382      247      151
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SHARE OF INCOME (LOSS)
 FROM THE SERVICE
 COMPANIES (d) . . . .$ (1,650)    (229)    (432)    (533)    (456)     126     (312)     729     (249)     (42)
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========


Notes:

  (a) Includes a 3% fee from wholly-owned communities.

  (b) General contractor revenues are shown net of construction costs.

  (c) Gross revenues from customers less payments to communities and cost of sales.

  (d) Includes discontinued operations.  The Service Companies' operations on page 16 exclude discontinued operations.







Fourth Quarter 2004                                                                                    Page 47
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                        (Dollars in thousands)


COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------
                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
ASSETS
Receivables (a). . . . .  $  2,058      3,040      5,506      6,557      6,351      9,162     12,453     14,356
Land held for
 sale and other (b). . .    13,697     12,247     12,433     12,404     12,301     12,822     12,816     12,780
Rental communities
 under development
 and held for sale
 (c) . . . . . . . . . .    10,360     10,361      9,676      8,396     34,618     29,620     20,434     11,736
Building and
 leasehold improve-
 ments, net (d). . . . .     2,080      2,124      2,208      2,257      2,227      2,327      2,352      2,406
Information technology
 costs, net. . . . . . .     7,294      7,260      7,600      7,959      8,500      8,160      8,287      8,231
Other (e). . . . . . . .     5,827      6,620      6,066      5,646      4,780      4,839      5,636      5,504
                          --------   --------   --------   --------   --------   --------   --------   --------
    Total Assets . . . .  $ 41,316     41,652     43,489     43,219     68,777     66,930     61,978     55,013
                          ========   ========   ========   ========   ========   ========   ========   ========
Notes:

(a) Primarily costs
    and fees due from
    affiliates.

(b) Represents land
    parcels as follows:
     Prairie Lakes
      (120 acres in
      Indiana) . . . . .  $  7,006      7,027      7,219      7,192      7,160      7,681      7,616      7,642
     Fossil Creek
      (34 acres in
      Texas) . . . . . .     5,220      5,220      5,214      5,212      5,141      5,141      5,200      5,138
     Downtown Austin
      Retail . . . . . .     1,471      --         --         --         --         --         --         --
                          --------   --------   --------   --------   --------   --------   --------   --------
                          $ 13,697     12,247     12,433     12,404     12,301     12,822     12,816     12,780
                          ========   ========   ========   ========   ========   ========   ========   ========

Fourth Quarter 2004                                                                                    Page 48
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                        (Dollars in thousands)


                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
(c) See Pages 56
    and 58.

(d) Primarily includes a
    corporate office
    building, net of
    depreciation.

(e) Represented by:
     Investments in
      partnerships . . .  $    (45)       (48)        43        215        485        928      1,747      1,632
     Investments in
      real estate. . . .       737      1,718      1,448      1,448        737        737        737        737
     Deferred income
      tax. . . . . . . .     3,999      3,762      3,240      2,721      2,229      1,852      2,064      1,760
     Unamortized
      goodwill . . . . .       668        668        668        668        668        668        668        668
     Other . . . . . . .       468        520        667        594        661        654        420        707
                          --------   --------   --------   --------   --------   --------   --------   --------
                          $  5,827      6,620      6,066      5,646      4,780      4,839      5,636      5,504
                          ========   ========   ========   ========   ========   ========   ========   ========




















Fourth Quarter 2004                                                                                    Page 49
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                        STABILIZED COMMUNITIES
                                                                                             DECEMBER 31, 2004

                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  Dec. 30,   4th Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bent Tree      100%       Dallas, TX          1997  1996/2000     500              89.6%   $  843   Same Store
 at Bishop's Gate  100%       Plano, TX           1997       1997     266              91.0%    1,012   Same Store
 at Breckinridge
  Point             45%       Richardson, TX      2000       1999     440              94.8%      902   Same Store
 at Bryan Place     48%       Dallas, TX          2002       1999     420              93.3%      940   Same Store
 at Chase Oaks     100%       Plano, TX           1994       1986     250              91.4%      688   Same Store
 at Deerfield       25%       Plano, TX      Developed       2000     240              91.3%      902   Same Store
 on the Fairway    100%       Coppell, TX         2004       2002     322              93.8%      865  Acquisition
 on Frankford       45%       Dallas, TX          2000       1998     582              92.3%      865   Same Store
 on the Green      100%       Ft. Worth, TX       1994    1990/93     424              90.1%      726   Same Store
 Knox-Henderson    100%       Dallas, TX          2003       1994     180              96.7%    1,078  Acquisition
 of North Dallas   100%       Dallas, TX       1989/90    1985/86   1,032              91.3%      685   Same Store
 at Oak Bend       100%       Dallas, TX          1999       1997     426              93.2%      773   Same Store
                                                                                                        (b)
 on the Parkway     25%       Dallas, TX     Developed       1999     240              93.8%      861   Same Store
 at Prestonwood
  Hills             45%       Dallas, TX          1999       1997     272              90.1%      875   Same Store
 7th Street
  Station          100%       Ft. Worth, TX       2002       2000     189              93.1%    1,009   Same Store
 at Shadow Ridge   100%       Flower Mound, TX    2001       2000     222              91.4%      974   Same Store
 at Stonebridge
  Ranch            100%       McKinney, TX        2001       2001     250              94.0%      753   Same Store
 Upper West Side   100%       Ft. Worth, TX       2002       2001     194              95.9%      973   Same Store
 at Valley Ranch   100%       Irving, TX          1990       1985     460              92.8%      771   Same Store
                                                                   ------   ------    ------   ------
                                                                    6,909    25.0%     92.3%      836
                                                                   ------   ------    ------   ------







Fourth Quarter 2004                                                                                    Page 50
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                             DECEMBER 31, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio   Dec. 31,  4th Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

ATLANTA, GA
------------
AMLI:
 at Barrett Lakes   35%       Kennesaw, GA   Developed       1997     446              95.1%      889   Same Store
 at Barrett Walk    25%       Kennesaw, GA   Developed       2002     290              93.1%      859          New
 at Clairmont      100%       Atlanta, GA         1988       1988     288              94.8%      806   Same Store
 at Kedron
  Village           20%       Fayette
                              County, GA     Developed       2002     216              88.0%    1,085   Same Store
 at Killian Creek  100%       Snellville,
                              GA             Developed       1999     256              95.3%      829   Same Store
 at Lost Mountain   75%       Paulding
                              County, GA     Developed       2000     164              92.1%      775   Same Store
 at Mill Creek      25%       Gwinnett
                              County, GA     Developed       2001     400              94.8%      838   Same Store
 at Milton Park     25%       Alpharetta,
                              GA             Developed       2003     461              94.6%      947          New
 at Northwinds      35%       Alpharetta,
                              GA             Developed       1999     800              94.6%      925   Same Store
 at Park Creek     100%       Gainesville,
                              GA             Developed       1998     200              97.5%      785   Same Store
 at Peachtree
  City              20%       Fayette
                              County, GA     Developed       1998     312              91.7%      904   Same Store
 at River Park      40%       Norcross, GA   Developed       1997     222              96.9%      911   Same Store
 at Vinings        100%       Smyrna, GA       1992/97       1985     360              95.3%      797   Same Store
 at West Paces     100%       Atlanta, GA         1993       1992     337              79.8%      898        Rehab
 at Windward Park   45%       Alpharetta,
                              GA                  1999       1999     328              91.7%      913   Same Store
                                                                   ------   ------    ------   ------
                                                                    5,080    18.4%     93.2%      885
                                                                   ------   ------    ------   ------








Fourth Quarter 2004                                                                                    Page 51
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                             DECEMBER 31, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio   Dec. 31,  4th Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

CHICAGO, IL
-----------
AMLI:
 at Canterfield    100%       West Dundee, IL     2004       2001     352              91.2%    1,338  Acquisition
 at Chevy Chase     33%       Buffalo Grove,
                              IL                  1996       1988     592              94.0%    1,057   Same Store
 at Danada Farms   100%       Wheaton, IL         1997    1989/91     600              93.7%    1,020   Same Store
                                                                                                        (b)
 at Fox Valley      25%       Aurora, IL     Developed       1998     272              95.6%    1,023   Same Store
 at Kirkland
  Crossing         100%       Aurora, IL          2004       2004     266              89.5%    1,158  Acquisition
 at Oakhurst
  North            100%       Aurora, IL     Developed       2000     464              90.7%    1,032   Same Store
                                                                                                        (b)
 at Osprey Lake     69%       Gurnee, IL          2001    1997/99     483              93.2%    1,028   Same Store
 at Poplar Creek   100%       Schaumburg, IL      1997       1985     196              94.9%    1,067   Same Store
 at River Run      100%       Naperville, IL      2004       2003     206              77.2%    1,408  Acquisition
 at St. Charles     25%       St. Charles,
                              IL             Developed       2000     400              94.0%    1,128   Same Store
 at Windbrooke      15%       Buffalo Grove,
                              IL                  1995       1987     236              95.6%    1,092   Same Store
                                                                   ------   ------    ------   ------
                                                                    4,067    14.7%     92.3%    1,101
                                                                   ------   ------    ------   ------

AUSTIN, TX
----------
AMLI:
 in Great Hills    100%       Austin, TX          1991       1985     344              94.5%      663   Same Store
 at Lantana Ridge  100%       Austin, TX          1997       1997     354              94.1%      829   Same Store
 at Monterery
  Oaks              25%       Austin, TX     Developed       2000     430              94.7%      848   Same Store
 at Scofield
  Ridge             45%       Austin, TX          2000       2000     487              94.3%      767   Same Store
 at Stone Hollow   100%       Austin, TX          2000       1997     606              90.8%      747   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,221     8.1%     93.4%      771
                                                                   ------   ------    ------   ------


Fourth Quarter 2004                                                                                    Page 52
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                             DECEMBER 31, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio   Dec. 31,  4th Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

KANSAS CITY, KS
---------------
AMLI:
 at Cambridge
  Square            30%       Overland
                              Park, KS       Developed       2002     408              90.7%      880          New
 Creekside         100%       Overland
                              Park, KS       Developed       2000     224              94.2%      800   Same Store
                                                                                                        (b)
 at Lexington
  Farms            100%       Overland
                              Park, KS            1998       1998     404              90.1%      791   Same Store
 at Regents
  Center           100%       Overland
                              Park, KS            1994    1991/95
                                                              /97     424              88.4%      757   Same Store
 at Regents Crest  100%       Overland
                              Park, KS            1997  1997/2000     476              90.8%      781   Same Store
                                                                                                        (b)
 at Summit Ridge    25%       Lees Summit,
                              KS             Developed       2001     432              90.7%      842   Same Store
 at Wynnewood
  Farms            100%       Overland
                              Park, KS       Developed       2000     232              92.2%      875   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,600     9.4%     90.7%      814
                                                                   ------   ------    ------   ------













Fourth Quarter 2004                                                                                    Page 53
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                             DECEMBER 31, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio   Dec. 31,  4th Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

INDIANAPOLIS, IN
----------------
AMLI:
 Carmel Center     100%       Carmel, IN     Developed       2004     322              87.0%      914          New
 at Castle Creek   100%       Indianapolis,
                              IN             Developed       2000     276              91.3%      897   Same Store
                                                                                                        (b)
 at Conner Farms   100%       Fishers, IN         1997       1993     300              91.0%      853   Same Store
 at Eagle Creek    100%       Indianapolis,
                              IN                  1998       1998     240              93.3%      841   Same Store
 at Lake Clear-
  water            100%       Indianapolis,
                              IN             Developed       1999     216              94.9%      928   Same Store
 at Riverbend      100%       Indianapolis,
                              IN               1992/93    1983/85     996              93.1%      689   Same Store
 on Spring Mill    100%       Carmel, IN          1999       1999     400              91.8%      834   Same Store
                                                                                                        (b)
                                                                   ------   ------    ------   ------
                                                                    2,750    10.0%     91.9%      807
                                                                   ------   ------    ------   ------
HOUSTON, TX
-----------
AMLI:
 on Eldridge
  Parkway          100%       Houston, TX         2004    1998/99     668              90.1%      786  Acquisition
 at Kings
  Harbor            25%       Houston, TX    Developed       2001     300              91.3%      873          New
 at the Medical
  Center           100%       Houston, TX         2001       2000     334              90.7%      957   Same Store
 Midtown            45%       Houston, TX         2000       1998     419              97.1%    1,055   Same Store
 Towne Square       45%       Houston, TX         2000       1999     380              95.0%    1,027   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,101     7.6%     92.7%      923
                                                                   ------   ------    ------   ------






Fourth Quarter 2004                                                                                    Page 54
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                             DECEMBER 31, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio   Dec. 31,  4th Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

DENVER, CO
----------
AMLI:
 at Lowry Estates   50%       Denver, CO          2000       2000     414              90.3%      983   Same Store
 at Gateway Park   100%       Denver, CO          2000       2000     328              90.2%      848   Same Store
 at Park Meadows    25%       Littleton, CO       2002       2001     518              92.3%      955   Same Store
 at Westcliff      100%       Westminster, CO     2004       2003     372              78.5%      957  Acquisition
                                                                   ------   ------    ------   ------
                                                                    1,632     5.9%     88.2%      941
                                                                   ------   ------    ------   ------

SOUTHEAST
FLORIDA
---------
AMLI
 at Ibis           100%       West Palm
                              Beach, FL           2004       2001     234     0.9%     91.0%    1,059  Acquisition
                                                                   ------   ------    ------   ------

TOTAL                                                              27,594     100%     92.1%   $  889
                                                                   ======   ======    ======   ======

Note:

     (a)  Based on number of apartment homes

     (b)  These communities were acquired from partnerships and are "Same Store" with respect to information provided on pages 27, 30, 33, 39 and 42.









Fourth Quarter 2004                                                                                    Page 55
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEVELOPMENT SUMMARY
                                                                                             DECEMBER 31, 2004
                                                                                        (Dollars in thousands)

                                           Number
                                  Percen-   of      Con-             Antici-  Antici- Number of
                                  tage of  Apart-   struc-           pated    pated   Apartment  Percent   Percent
                                  Owner-   ment     tion     First   Comple-  Stabil-   Homes    Complete  Leased
Market/Community   Submarket      ship     Homes   Started Occupancy tion     ization Delivered    (a)       (b)
----------------   ---------      -------  ------  ------- --------- -------  ------- ---------  --------  -------

COMMUNITIES UNDER DEVELOPMENT

DALLAS, TX
----------

AMLI at
 La Villita        Las Colinas,
                   TX                100%     360    3Q/04     1Q/05   3Q/05    1Q/07         0       40%       NA

AUSTIN, TX
----------

AMLI
 Downtown (c)      Austin, TX         30%     220    2Q/02     1Q/04   3Q/04    3Q/05       220       98%      70%

CHICAGO, IL
-----------

AMLI:
 at Museum
   Gardens         Vernon Hills, IL   25%     294    2Q/03     3Q/04   1Q/05    1Q/06        85       78%      13%
                                            -----                                         -----
    Total                                     874                                           305
                                            =====                                         =====












Fourth Quarter 2004                                                                                    Page 56
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEVELOPMENT SUMMARY - CONTINUED
                                                                                             DECEMBER 31, 2004
                                                                                        (Dollars in thousands)


                                           Number
                                  Percen-   of      Con-             Antici-  Antici- Number of
                                  tage of  Apart-   struc-           pated    pated   Apartment  Percent   Percent
                                  Owner-   ment     tion     First   Comple-  Stabil-   Homes    Complete  Leased
Market/Community   Submarket      ship     Homes   Started Occupancy tion     ization Delivered    (a)       (b)
----------------   ---------      -------  ------  ------- --------- -------  ------- ---------  --------  -------

COMMUNITIES COMPLETED AND IN LEASE-UP

AUSTIN, TX
----------
AMLI at
Walnut Creek       Austin, TX        100%     460    4Q/02     3Q/03   2Q/04    2Q/05       460      100%      79%

CHICAGO, IL
-----------
AMLI at
Seven Bridges      Woodridge, IL      20%     520    3Q/01     3Q/02   4Q/03    3Q/05       520      100%      85%
                                              ---                                          ----
                                              980                                           980
                                              ===                                          ====

CONSOLIDATED SERVICE COMPANY COMMUNITY SUBSTANTIALLY COMPLETED AND IN LEASE-UP (d)

INDIANAPOLIS, IN
----------------
AMLI at Old
 Town Carmel       Carmel, IN        100%      91    1Q/03     1Q/04   3Q/04    1Q/05        91      100%      93%
                                              ===                                           ===

Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.

     (c)  The development of this community is substantially complete except for the tenant improvements in the retail component.

     (d)  Reported as Rental Apartments Held for Sale on page 19.


Fourth Quarter 2004                                                                                    Page 57
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEVELOPMENT SUMMARY
                                                                                             DECEMBER 31, 2004
                                                                                        (Dollars in thousands)
                                            At 100%                              Company's Share
                                  ----------------------------  ------------------------------------------------
                                                                                                         Equity
                         Percen-   Total     Total               Total     Total                        Required
                         tage of  Develop-   Capit-             Develop-   Capit-                         to
                         Owner-    ment      alized   Cost To    ment      alized   Cost To    Total    Complete
Market/Community         ship     Costs(a)  To Date   Complete  Costs(a)  To Date   Complete   Equity     (b)
----------------        --------  --------  --------  --------  --------  --------  --------  --------  --------

COMMUNITIES UNDER DEVELOPMENT

DALLAS, TX
----------
AMLI at La Villita          100%  $ 25,575    10,331    15,418    25,575    10,331    15,418    25,575    15,418

AUSTIN, TX
----------
AMLI Downtown (c)            30%    50,920    45,447     1,206    15,276    13,634       362     6,000     --

CHICAGO, IL
-----------
AMLI at
Museum Gardens
(c)(d)                       25%    61,571    55,203    10,961    15,393    13,801     2,740     5,819     --
                                  --------  --------  --------  --------  --------  --------  --------  --------
                                   138,066   110,981    27,585    56,244    37,766    18,520    37,394    15,418
                                  --------  --------  --------  --------  --------  --------  --------  --------

COMMUNITIES COMPLETED AND IN LEASE-UP

AUSTIN, TX
----------
AMLI at
Walnut Creek                100%    30,375    29,721    --        30,375    29,721    --        30,375    --

CHICAGO, IL
-----------
AMLI at
Seven Bridges (c)            20%    83,000    79,836       800    16,600    15,967       160     6,400       160
                                  --------  --------  --------  --------  --------  --------  --------  --------
                                   113,375   109,557       800    46,975    45,688       160    36,775       160
                                  --------  --------  --------  --------  --------  --------  --------  --------


Fourth Quarter 2004                                                                                    Page 58
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEVELOPMENT SUMMARY - CONTINUED
                                                                                             DECEMBER 31, 2004
                                                                                        (Dollars in thousands)


                                            At 100%                              Company's Share
                                  ----------------------------  ------------------------------------------------
                                                                                                         Equity
                         Percen-   Total     Total               Total     Total                        Required
                         tage of  Develop-   Capit-             Develop-   Capit-                         to
                         Owner-    ment      alized   Cost To    ment      alized   Cost To    Total    Complete
Market/Community         ship     Costs(a)  To Date   Complete  Costs(a)  To Date   Complete   Equity     (b)
----------------        --------  --------  --------  --------  --------  --------  --------  --------  --------

CONSOLIDATED SERVICE COMPANY COMMUNITY SUBSTANTIALLY COMPLETED AND IN LEASE-UP


INDIANAPOLIS, IN
----------------

AMLI at
Old Town Carmel (e)         100%    11,606    10,360     --       11,606    10,360     --       11,606     --
                                  --------  --------  --------  --------  --------  --------  --------  --------
                                  $263,047   230,898    28,385   114,825    93,814    18,680    85,775    15,578
                                  ========  ========  ========  ========  ========  ========  ========  ========


Notes:

  (a) Includes costs of initial lease-up, some of which are being expensed.

  (b) Net of (future) mortgage proceeds and joint venture partner contributions.

  (c) These communities are subject to debt.  All other communities are unencumbered.

  (d) Of this total development costs, $1,300 is anticipated to be funded from net operating income from the community during the lease-up period.

  (e) Includes interest and other costs capitalized in consolidation.









Fourth Quarter 2004                                                                                    Page 59
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                     LAND HELD FOR DEVELOPMENT OR SALE
                                                     DECEMBER 31, 2004



                                                            Number of
                                                            Apartment
Market/Community                 Submarket                    Homes
----------------                 ---------                  ---------

ATLANTA, GA
AMLI at
 Perimeter Gardens (a)           Dunwoody                        247

AUSTIN, TX
----------
AMLI at:
 Anderson Mill
   Phase I (a)                   Northwest Austin                288
 Anderson Mill
   Phase II                      Northwest Austin                225


FORT WORTH, TX
--------------
AMLI at
 Mesa Ridge                      North Fort Worth                230
 Fossil Lake (owned by
   the Service Companies)        North Forth Worth               300


HOUSTON, TX
-----------
AMLI at
 Champions II                    Northwest Houston               288


KANSAS CITY, KS
---------------
AMLI at:
 Clear Creek (a)                 Overland Park                   288
 Westwood Ridge                  Overland Park                   104


INDIANAPOLIS, IN
----------------
AMLI at
 Prairie Lakes (120 acres
   held for sale by the
   Service Companies)            Noblesville                     N/A
                                                              ------

    Total                                                      1,970
                                                              ======




Note:

  (a) In active development planning in anticipation of start of construction in 2005.







Fourth Quarter 2004                                            Page 60
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                           ACQUISITION AND DISPOSITION SUMMARY
                                                                                    DECEMBER 31, 2004 AND 2003
                                                                                        (Dollars in thousands)


                                                                Partner-
                                                                ship of
                                                                Ownership    Date      Number of   Purchase
                                                                Acquired    Acquired   Apartment   or Sale
Community                           Market                      or Sold     or Sold      Homes      Price
--------------------                --------------------       ----------  ----------  ---------   ---------

COMMUNITIES ACQUIRED (a)
------------------------

AMLI:
 at Lake Clearwater                 Indianapolis, IN                  75%  11/15/2004        216    $ 14,700
 at Wynnewood Farms                 Overland Park, KS                 75%  11/15/2004        232      16,699
 at Kirkland Crossing               Aurora, IL                       100%  10/20/2004        266      39,100
 at River Run                       Naperville, IL                   100%   9/14/2004        206      31,500
 at Canterfield                     West Dundee, IL                  100%   9/14/2004        352      55,350
 at Westcliff                       Westminster, CO                  100%   8/18/2004        372      43,500
 on the Fairway                     Dallas, TX                       100%   4/30/2004        322      23,405
 on Eldridge Parkway                Houston, TX                      100%   4/15/2004        668      48,000
 at Ibis                            West Palm Beach FL               100%   4/15/2004        234      24,675
 on Timberglen                      Dallas, TX                        60%    1/5/2004        260       6,263
                                                                                        --------    --------
    Total 2004                                                                             3,128     303,192
                                                                                        --------    --------

AMLI:
 Knox Henderson                     Dallas, TX                       100%  12/30/2003        180      17,900
 at Oakbend                         Dallas, TX                        60%  12/31/2003        426      14,778
 at Danada Farms                    Wheaton, IL                       90%  10/31/2003        600      63,900
 at Oakhurst North                  Aurora, IL                        75%   8/25/2003        464      37,500
 on Spring Mill                     Carmel, IN                       100%   8/25/2003        400      30,000
 at Regents Crest                   Overland Park, KS                 75%   8/14/2003        476      28,988
 Creekside                          Overland Park, KS                 75%   8/14/2003        224      13,875
 at Castle Creek                    Indianapolis, IN                  60%   8/14/2003        276      14,310
 at Verandah                        Arlington, TX                     65%    1/2/2003        538      16,612
                                                                                        --------    --------
    Total 2003                                                                             3,584     237,863
                                                                                        --------    --------
                                                                                           6,712    $541,055
                                                                                        ========    ========


Fourth Quarter 2004                                                                                    Page 61
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               ACQUISITION AND DISPOSITION SUMMARY - CONTINUED
                                                                                    DECEMBER 31, 2004 AND 2003
                                                                                        (Dollars in thousands)



                                                                Partner-
                                                                ship of
                                                                Ownership    Date      Number of   Purchase
                                                                Acquired    Acquired   Apartment   or Sale
Community                           Market                      or Sold     or Sold      Homes      Price
--------------------                --------------------       ----------  ----------  ---------   ---------

COMMUNITIES SOLD (b)
--------------------

AMLI:
 at Towne Creek                     Gainesville, GA                  100%   9/13/2004        150       7,900
 at Nantucket                       Dallas, TX                       100%   8/17/2004        312      13,365
 at Timberglen                      Dallas, TX                       100%   8/17/2004        260      12,285
 at Verandah                        Dallas, TX                       100%   5/17/2004        538      28,300
 at Spring Creek                    Atlanta, GA                      100%   4/14/2004      1,180      80,820
 at Wells Branch                    Austin, TX                        25%   1/21/2004        576      38,400
                                                                                        --------    --------
    Total 2004                                                                             3,016     181,070
                                                                                        --------    --------
AMLI:
 at Town Center                     Overland Park, KS                100%  12/29/2003        156      14,750
 at Centennial Park                 Overland Park, KS                100%  12/29/2003        170      17,600
 at Park Bridge                     Alpharetta, GA                    25%  12/23/2003        352      33,000
 at Fossil Creek                    Ft. Worth, TX                     25%  10/15/2003        384      27,500
 at Willeo Creek                    Roswell, GA                       30%   8/21/2003        242      19,500
                                                                                        --------    --------
    Total 2003                                                                             1,304     112,350
                                                                                        --------    --------
                                                                                           4,320    $293,420
                                                                                        ========    ========


Notes:

  (a)  The aggregate amount of NOI included in the current year from these communities at AMLI's share is $22,169.

  (b)  The aggregate amount of NOI included in the current year from these communities at AMLI's share is $3,772.




Fourth Quarter 2004                                                                                    Page 62
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                           NON-GAAP FINANCIAL MEASURES
                                                     DECEMBER 31, 2004


This Quarterly Supplemental Information contains certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community. Reconciliations of all non-GAAP financial measures to GAAP financial measures are included at the end of this Supplemental Operating and Financial Data.


DEFINITIONS OF NON-GAAP FINANCIAL MEASURES


NOI AND EBITDA
--------------

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administrative expenses.


COMMUNITY REVENUE
-----------------

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.


COMMUNITY EXPENSES
------------------

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administrative expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estate taxes, insurance, property management, and other operating expenses, and such of these amounts as may be included in discontinued operations.














Fourth Quarter 2004                                            Page 63
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                     DECEMBER 31, 2004



DEFINITIONS OF NON-GAAP FINANCIAL MEASURES -  CONTINUED


FUNDS FROM OPERATIONS ("FFO")
-----------------------------

FUNDS FROM OPERATIONS is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO is defined as net income (computed in accordance with GAAP), excluding gains (losses) from sales of depreciable operating communities, plus depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates.

Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO does not represent cash flows from operations, as defined by GAAP; is not indicative that cash flows are adequate to fund all cash needs; is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or the Company's cash flows or liquidity as defined by GAAP. FFO is widely accepted in measuring the performance of equity REITs.

FFO PER SHARE is FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.


ADJUSTED FUNDS FROM OPERATIONS ("AFFO")
---------------------------------------

ADJUSTED FUNDS FROM OPERATIONS is FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property); AFFO includes AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships.

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.


SAME STORE COMMUNITIES
----------------------

SAME STORE COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.










Fourth Quarter 2004                                            Page 64
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO
--------------------------------------------------
                                                                              2004
                                                  ----------------------------------------------------------
                                                     Year       Dec 31      Sep 30      Jun 30      Mar 31
                                                  ----------  ----------  ----------  ----------  ----------
NET INCOME . . . . . . . . . . . . . . . . . . .  $   62,425       1,168      12,234      42,304       6,719
Income from discontinued operations,
 net of minority interest. . . . . . . . . . . .      (6,137)       (998)       (909)     (1,286)     (2,944)
Gains on sales of rental communities,
 net of minority interest. . . . . . . . . . . .     (48,849)        (49)    (11,318)    (37,482)      --
Gain on sale of bond financing for a
 community sold, net of minority interest. . . .      (4,423)      --          --         (4,423)      --
Minority interest. . . . . . . . . . . . . . . .        (294)       (119)       (129)       (190)        144
                                                  ----------  ----------  ----------  ----------  ----------
Income (loss) from continuing operations
 before minority interest. . . . . . . . . . . .       2,722           2        (122)     (1,077)      3,919

Income from discontinued operations
 before minority interest. . . . . . . . . . . .       6,583       1,063         970       1,374       3,176
Discontinued operations - gain on sale
 of bond financing . . . . . . . . . . . . . . .       4,723       --          --          4,723       --
Depreciation (a) . . . . . . . . . . . . . . . .      38,768      10,602      10,057       9,468       8,641
Share of co-investment partnerships'
 depreciation. . . . . . . . . . . . . . . . . .      10,498       2,628       2,671       2,609       2,590
Share of gains on sales of operating
 communities . . . . . . . . . . . . . . . . . .      (2,648)      --          --          --         (2,648)
                                                  ----------  ----------  ----------  ----------  ----------
FFO. . . . . . . . . . . . . . . . . . . . . . .      60,646      14,295      13,576      17,097      15,678

Capital expenditures paid from FFO . . . . . . .      (5,346)     (1,821)     (1,453)     (1,168)       (904)
Share of co-investment partnerships'
 capital expenditures. . . . . . . . . . . . . .        (957)       (240)       (270)       (259)       (188)
                                                  ----------  ----------  ----------  ----------  ----------
AFFO . . . . . . . . . . . . . . . . . . . . . .  $   54,343      12,234      11,853      15,670      14,586
                                                  ==========  ==========  ==========  ==========  ==========
Weighted average shares and units
 including dilutive shares . . . . . . . . . . .  30,355,430  31,255,140  31,168,376  31,026,552  27,918,813
                                                  ==========  ==========  ==========  ==========  ==========
(a) Includes amounts included in
    discontinued operations -. . . . . . . . . .       2,151         290         483         665         713
                                                  ==========  ==========  ==========  ==========  ==========

Fourth Quarter 2004                                                                                    Page 65
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO
--------------------------------------------------
                                                                              2003
                                                  ----------------------------------------------------------
                                                     Year       Dec 31      Sep 30      Jun 30      Mar 31
                                                  ----------  ----------  ----------  ----------  ----------
NET INCOME . . . . . . . . . . . . . . . . . . .  $   26,104      13,533       5,935       2,928       3,708
Income from discontinued operations,
 net of minority interest. . . . . . . . . . . .      (6,796)     (2,071)     (1,018)     (1,793)     (1,914)
Gains on sales of rental communities,
 net of minority interest. . . . . . . . . . . .      (5,113)     (5,113)      --          --          --
Gain on sale of bond financing for a
 community sold, net of minority interest. . . .       --          --          --          --          --
Minority interest. . . . . . . . . . . . . . . .         839         491         567        (179)        (40)
                                                  ----------  ----------  ----------  ----------  ----------
Income (loss) from continuing operations
 before minority interest. . . . . . . . . . . .      15,034       6,840       5,484         956       1,754

Income from discontinued operations
 before minority interest. . . . . . . . . . . .       8,015       2,304       1,215       2,171       2,325
Discontinued operations - gain on sale
 of bond financing . . . . . . . . . . . . . . .       --          --          --          --          --
Depreciation (a) . . . . . . . . . . . . . . . .      25,610       7,534       7,012       5,546       5,518
Share of co-investment partnerships'
 depreciation. . . . . . . . . . . . . . . . . .      11,840       2,672       2,932       3,116       3,120
Share of gains on sales of operating
 communities . . . . . . . . . . . . . . . . . .      (6,284)     (4,325)     (1,959)      --          --
                                                  ----------  ----------  ----------  ----------  ----------
FFO. . . . . . . . . . . . . . . . . . . . . . .      54,215      15,025      14,684      11,789      12,717

Capital expenditures paid from FFO . . . . . . .      (3,860)       (842)     (1,100)       (834)     (1,084)
Share of co-investment partnerships'
 capital expenditures. . . . . . . . . . . . . .      (1,182)       (230)       (331)       (396)       (225)
                                                  ----------  ----------  ----------  ----------  ----------
AFFO . . . . . . . . . . . . . . . . . . . . . .  $   49,173      13,953      13,253      10,559      11,408
                                                  ==========  ==========  ==========  ==========  ==========
Weighted average shares and units
 including dilutive shares . . . . . . . . . . .  25,457,410  27,190,212  25,899,548  24,437,213  24,314,266
                                                  ==========  ==========  ==========  ==========  ==========
(a) Includes amounts included in
    discontinued operations. . . . . . . . . . .       5,621         902       1,939       1,389       1,391
                                                  ==========  ==========  ==========  ==========  ==========


Fourth Quarter 2004                                                                                    Page 66
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI
------------------------------------------------------

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

NET INCOME . . . . . .$ 62,425    1,168   12,234   42,304    6,719   26,104   13,533    5,935    2,928    3,708
Minority interest. . .    (294)    (119)    (129)    (190)     144      839      491      567     (179)     (40)
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . .  (6,137)    (998)    (909)  (1,286)  (2,944)  (6,796)  (2,071)  (1,018)  (1,793)  (1,914)
Gains on sales of
 rental communities,
 net of minority
 interest. . . . . . . (48,849)     (49) (11,318) (37,482)   --      (5,113)  (5,113)   --       --       --
Gain on sale of bond
 financing for a
 community sold,
 net of minority
 interest. . . . . . .  (4,423)   --       --      (4,423)   --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

INCOME (LOSS) FROM
 CONTINUING OPERA-
 TIONS BEFORE
 MINORITY INTEREST . .   2,722        2     (122)  (1,077)   3,919   15,034    6,840    5,484      956    1,754
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------












Fourth Quarter 2004                                                                                    Page 67
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI
------------------------------------------------------

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Income from
 partnerships. . . . .  (3,435)    (886)    (616)    (430)  (1,503)  (5,831)  (1,596)  (1,309)  (1,469)  (1,457)
Interest and
 amortization
 of deferred
 financing costs . . .  30,353    8,713    7,701    7,035    6,904   23,340    6,183    5,808    5,551    5,798
Prepayment penalty
 and write-off of
 unamortized
 deferred financing
 costs . . . . . . . .   1,121    --       --       1,121    --       --       --       --       --       --
Depreciation . . . . .  36,617   10,312    9,574    8,803    7,928   19,989    6,632    5,073    4,157    4,127
Fee income from
 unconsolidated
 partnerships. . . . .  (1,824)    (331)    (636)    (424)    (433)  (2,357)    (557)    (832)    (512)    (456)
Other income . . . . .  (1,378)    (263)    (207)    (429)    (479)  (1,037)     (86)    (567)    (189)    (195)
Service Companies'
 operations. . . . . .   1,861      353      537      527      444     (126)     312     (729)     249       42
General and
 administrative. . . .   7,301    2,441      871    1,793    2,196    5,910    1,255    1,605    1,310    1,740
Provision for loss
 on land held for
 development or sale .     150    --         150    --       --         150      150    --       --       --
Share of gains on
 sales of partnerships'
 properties. . . . . .  (2,648)   --       --       --      (2,648)  (6,284)  (4,325)  (1,959)   --       --
Impairment of an
 investment in a
 partnership . . . . .   --       --       --       --       --       1,191    --       --       1,191    --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NOI FROM CONTINUING
 OPERATIONS. . . . . .  70,840   20,341   17,252   16,919   16,328   49,979   14,808   12,574   11,244   11,353

NOI FROM DISCONTINUED
 OPERATIONS. . . . . .   8,616    1,229    1,331    2,087    3,969   16,517    3,963    3,882    4,263    4,409
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
CONSOLIDATED NOI . . .$ 79,456   21,570   18,583   19,006   20,297   66,496   18,771   16,456   15,507   15,762
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Fourth Quarter 2004                                                                                    Page 68
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI
------------------------------------------------------

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

COMPONENTS OF NOI
Same store
 communities . . . . .$ 46,733   11,789   11,417   11,281   12,246   47,145   11,739   11,636   11,784   11,986
Acquired from/
 contributed to
 partnerships. . . . .  17,521    4,622    4,385    4,291    4,223    4,805    3,442    1,363    --       --
New communities. . . .   1,696      598      202      466      430      985      429      357      185       14
Development and/
 or lease-up
 communities . . . . .     574      298      197       79    --       --       --       --       --       --
Acquisition
 communities . . . . .   7,602    3,897    1,867    1,592      246       17       17    --       --       --
Communities under
 rehab . . . . . . . .   1,590      344      372      407      467    1,996      447      417      530      602
Communities sold . . .   3,740       22      143      890    2,685   11,548    2,697    2,683    3,008    3,160
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Total. . . . . . . . .$ 79,456   21,570   18,583   19,006   20,297   66,496   18,771   16,456   15,507   15,762
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

















Fourth Quarter 2004                                                                                    Page 69
Supplemental Information                                                     AMLI Residential Properties Trust
